Exhibit 10.1

Conformed Version –

[Exhibit B intentionally omitted. It is not material and would be competitively harmful if publicly disclosed.]

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 14, 2021 (“First Amendment Effective Date”), is entered into by and among AXSOME THERAPEUTICS, INC., a Delaware corporation (“Borrower”), and the several banks and other financial institutions or entities party hereto as Lender, constituting the Required Lenders and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for Lender (in such capacity, “Agent”).

A. Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of September 25, 2020, (the “Existing Loan Agreement”; and the Existing Loan Agreement, as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B. Borrower, Lenders and Agent desire to modify the terms of the Existing Loan Agreement as set forth in this Amendment.

SECTION 1 Definitions; Interpretation.

(a)
Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
(b)
Rules of Construction. The rules of construction that appear in Section 1.3 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the Loan Agreement.

(a)
Upon satisfaction of the conditions set forth in Section 3 hereof, the Existing Loan Agreement is hereby amended as follows:
(i)
Exhibit A attached hereto sets forth a clean copy of the Loan Agreement as amended hereby;
(ii)
In Exhibit B hereto, deletions of the text in the Existing Loan Agreement (including, to the extent included in such Exhibit B, each Schedule or Exhibit to the Existing Loan Agreement) are indicated by ~~struck-through text~~, and insertions of text are indicated by bold, double-underlined text.
(b)
References Within Existing Loan Agreement. Each reference in the Existing Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Existing Loan Agreement as amended by this Amendment. This Amendment shall be a Loan Document.

SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to Agent’s receipt of the following documents, in form and substance satisfactory to Agent, or, as applicable, the following conditions being met:

(a)
Agent’s receipt of this Amendment, executed by Agent, each Lender and Borrower;
(b)
a duly executed certificate of an officer of Borrower certifying and attaching copies of (A) the Charter, certified as of a recent date by the jurisdiction of organization of Borrower and as in effect as of the First Amendment Effective Date; (B) the bylaws of Borrower, as in effect as of the First Amendment Effective Date; (C) resolutions of Borrower’s board of directors evidencing approval of this Amendment and the Advance to be made on the First Amendment Effective Date, as such resolutions remain in full force and effect as of the First Amendment Effective

Date; and (D) a schedule setting forth the name, title and specimen signature of officers or other authorized signers on behalf of Borrower;
(c)
a certificate of good standing for Borrower from its jurisdiction of organization;
(d)
On the First Amendment Effective Date, after giving effect to the amendment of the Existing Loan Agreement contemplated hereby: (i) the representations and warranties contained in Section 4 shall be true and correct on and as of the First Amendment Effective Date as though made on and as of such date; and (ii) there exist no Events of Default or events that with the passage of time would result in an Event of Default; and
(e)
Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 5(e), (ii) an amendment fee equal to $250,000 to the Agent and (iii) all other fees, costs and expenses, if any, due and payable as of the First Amendment Effective Date under the Loan Agreement.

SECTION 4 Representations and Warranties. To induce Agent and Lender to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and that any representations and warranties made as of a specific date are only true and correct in all material respects as of such date, and that no Event of Default has occurred and is continuing, (b) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing and Borrower is not aware of any event likely to occur that is reasonably expected to result in a Material Adverse Effect; (c) that the information included in the Perfection Certificate delivered to Agent on the First Amendment Effective Date is true and correct; (d) Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Lenders, pursuant to the Loan Documents or otherwise granted to or held by Lenders; (e) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (f) the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section 4, each reference in Section 5 of the Loan Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

SECTION 5 Miscellaneous.

(a)
Loan Documents Otherwise Not Affected; Reaffirmation.

(i)
Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Lender’s and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(ii)
Borrower hereby expressly (1) reaffirms, ratifies and confirms all Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3.1 of the Loan Agreement, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, and with effect from (and including) the First Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Secured Obligations under the Loan Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

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(iii)
This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.
(c)
[Reserved].
(d)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(e)
Costs and Expenses. Borrower agrees to pay to Agent on the date hereof the reasonable out-of-pocket costs and expenses of Agent and Lender party hereto, and the fees and disbursements of counsel to Agent and Lender party hereto in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof.
(f)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(g)
Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN the application of ANY laws OTHER THAN THE LAWS OF THE STATE OF CALIFORNIA), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.
(h)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(i)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(j)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(k)
Loan Documents. This Amendment and the documents related thereto shall constitute a Loan Document.
(l)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in

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electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

AXSOME THERAPEUTICS, INC.

Signature: /s/Herriot Tabuteau, M.D.

Print Name: Herriot Tabuteau, M.D.

Title: Chief Executive Officer

[SIGNATURES CONTINUE ON THE NEXT PAGE]

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AGENT:

HERCULES CAPITAL, INC.

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

LENDER:

HERCULES CAPITAL, INC.

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

Hercules Funding IV LLC

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Chief Financial Officer

Hercules Private CREDIT Fund I L.P.

By: Hercules Private Global Venture Growth Fund GP I LLC, its general partner

By: Hercules Adviser LLC, its sole member

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Authorized Signatory

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Hercules Private Global Venture Growth Fund I L.P.

By: Hercules Private Global Venture Growth Fund GP I LLC, its general partner

By: Hercules Adviser LLC, its sole member

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Authorized Signatory

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EXHIBIT A

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT is made and dated as of September 25, 2020 and is entered into by and among Axsome Therapeutics, Inc., a Delaware corporation, and each of its Subsidiaries other than Excluded Subsidiaries (individually and collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, referred to as the “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).

RECITALS

A. Borrower has requested the Lenders make available to Borrower a loan in an aggregate principal amount of up to Three Hundred Million Dollars ($300,000,000) (the “Term Loan”); and

B. The Lenders are willing to make the Term Loan on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, Borrower, Agent and the Lenders agree as follows:

1.
DEFINITIONS AND RULES OF CONSTRUCTION
a.
Unless otherwise defined herein, the following capitalized terms shall have the following meanings:

“Account Control Agreement(s)” means any agreement entered into by and among the Agent, Borrower and a third party bank or other institution (including a Securities Intermediary) in which Borrower maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in the subject account or accounts.

“ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H, which account numbers shall be redacted for security purposes if and when filed publicly by the Borrower.

“ACH Failure” means the failure of the Automated Clearing House (ACH) system to effect a transfer of funds requested by Lender to be used to satisfy all or part of Borrower’s obligations to pay principal and interest due hereunder, unless any such failure results from insufficient funds in Borrower’s account(s).

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or any division, line of business or other business unit of another Person, (b) the acquisition of fifty percent (50%) or more of the Equity Interests of any Person, whether or not involving a merger, consolidation or similar transaction with such other Person, or otherwise

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causing any Person to become a Subsidiary of Borrower, or (c) the acquisition of, or the right to use, develop or sell (in each case, including through licensing), any product that would constitute a Borrower Product upon acquisition.

“Acquisition Deferred Payments” means, with respect to an Acquisition, any “earnouts,” holdbacks, performance based-milestones, royalties, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts, indemnifications, non-competition agreements, incentive payments, and other similar payment obligations, and other contingent obligations and agreements consisting of the adjustment of purchase price or similar adjustments.

“Advance(s)” means a Term Loan Advance.

“Advance Date” means the funding date of any Advance.

“Advance Request” means a request for an Advance submitted by Borrower to Agent in substantially the form of Exhibit A, which account numbers shall be redacted for security purposes if and when filed publicly by the Borrower.

“Affiliate” means with respect to any Person (a) any Person that directly or indirectly controls, is controlled by, or is under common control with such Person, (b) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities of such Person, and (c) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held by such Person with power to vote such securities. As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” means this Loan and Security Agreement, as amended from time to time.

“Amortization Date” means November 1, 2025; provided however, (x) if the First Interest Only Extension Conditions are satisfied, then May 1, 2026, and (y) if the Second Interest Only Extension Conditions are satisfied, then November 1, 2026.

“Antecip License Agreement” means that certain License Agreement, dated as of April 17, 2012 by and between Borrower and Antecip Bioventures II LLC, as amended by the First Amendment to License Agreement dated as of August 21, 2015, as amended by the Antecip Direct Agreement and as may be further amended from time to time pursuant to terms of the Antecip Direct Agreement.

“Antecip Direct Agreement” means that certain Direct Agreement dated as of the date hereof, by and among the Company, Antecip Bioventures II LLC and the Agent (as amended, supplemented or otherwise modified from time to time).

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Borrower or any of its Affiliates from time to time concerning or relating to bribery

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or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions.

“Anti‑Terrorism Laws” means any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

“Australian Subsidiary” means Axsome Therapeutics Australia Pty Ltd, a company organized under the laws of Australia.

“AXS-05” means Borrower’s AXS-05 product candidate (bupropion and dextromethorphan) for the treatment of Major Depressive Disorder (MDD) and other indications.

“AXS-05 Milestone” means Borrower shall have provided evidence reasonably satisfactory to Agent that the FDA has approved Borrower’s New Drug Application for AXS-05 for the treatment of MDD with a label claim that is generally consistent with that sought in Borrower’s New Drug Application filing.

“AXS-05 Milestone Date” means the date on which the Borrower achieves the AXS-05 Milestone.

“AXS-07” means Borrower’s AXS-07 product candidate (MoSEIC meloxicam and rizatriptan) for the acute treatment of migraine.

“AXS-07 Milestone” means Borrower shall have provided evidence reasonably satisfactory to Agent that the FDA has approved Borrower’s New Drug Application for AXS-07 for the acute treatment of migraine with a label claim that is generally consistent with that sought in Borrower’s New Drug Application filing.

“AXS-07 Milestone Date” means the date on which the Borrower achieves the AXS-07 Milestone.

“AXS-12” means Borrower’s AXS-12 product candidate (reboxetine) for the treatment of narcolepsy.

“AXS-14” means Borrower’s AXS-14 product candidate (esreboxetine) for the treatment of fibromyalgia.

“Blocked Person” means any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order

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No. 13224, or (e) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Borrower Products” means all products currently being designed, manufactured or that are under preclinical or clinical investigation or development by Borrower or which Borrower intends to sell, license, or distribute in the future subject to applicable regulatory approvals including any products under development, collectively, together with all products that have been sold, licensed or distributed by Borrower since its incorporation.

“Borrower’s Books” means Borrower’s or any of its Subsidiaries’ books and records including ledgers, federal, state, local and foreign tax returns, records regarding Borrower’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of California are closed for business.

“Cash” means all cash, cash equivalents and liquid funds.

“Change in Control” means any (x) reorganization, recapitalization, consolidation or merger (or similar transaction or series of related transactions) of Borrower, sale or exchange of outstanding shares (or similar transaction or series of related transactions) of Borrower in which the holders of Borrower’s outstanding shares immediately before consummation of such transaction or series of related transactions do not, immediately after consummation of such transaction or series of related transactions, retain shares representing more than fifty percent (50%) of the voting power of the surviving entity of such transaction or series of related transactions (or the parent of such surviving entity if such surviving entity is wholly owned by such parent), in each case without regard to whether Borrower is the surviving entity or (y) “change of control”, “fundamental change”, “make-whole fundamental change” or any comparable term under and as defined in any indenture governing any Permitted Convertible Debt has occurred.

“Closing Date” means the date of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the Common Stock, $0.0001 par value per share, of the Borrower.

“Company IP” means any and all of the following, as they exist in and throughout the United States: (a) Current Company IP; (b) improvements, continuations, continuations-in-part, divisions, provisionals or any substitute applications, any patent issued with respect to any of the Current Company IP, any patent right claiming the composition of matter of, or the method of making or using, the Borrower Products in the United States, any reissue, reexamination, renewal or patent term extension or adjustment (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent; (c) trade secrets or trade secret rights, including any rights to unpatented inventions, know-how, show-how, operating manuals, confidential or proprietary information, research in progress, algorithms, data, databases, data collections, designs, processes, procedures, methods,

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protocols, materials, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, and the results of experimentation and testing, including samples, in each case, as specifically related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products; (d) any and all IP Ancillary Rights specifically relating to any of the foregoing; and (e) regulatory filings, submissions and approvals related to any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products and all data provided in any of the foregoing.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business or guaranties of operating leases that do not constitute Indebtedness. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement. For the avoidance of doubt, no Permitted Bond Hedge Transaction or Permitted Warrant Transaction will be considered a Contingent Obligation of Borrower.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States of America, any State thereof, or of any other country.

“Cross-Default Reference Obligation” has the meaning assigned to such term in the definition of “Permitted Convertible Debt.”

“Deposit Accounts” means any “deposit accounts,” as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof, the District of Columbia, or any other jurisdiction within the United States of America.

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“Due Diligence Fee” means $75,000, which fee has been paid to the Lenders prior to the Closing Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement.

“Equity Interests” means, with respect to any Person, the capital stock, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Excluded Account” means (i) accounts used solely to fund payroll or employee benefits in an aggregate amount not to exceed the then-next two payroll cycles, (ii) any Account (including, for the avoidance of doubt, any cash, cash equivalents, or other property contained therein) to the extent, and for so long as, such Account is pledged and used exclusively to secure performance of obligations arising and permitted under clauses (vi), (xiv) and (xv) of the definition of “Permitted Liens” and (iii) other Accounts that have a balance not to exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate at any time.

“Excluded Subsidiary” means (a) the Irish Subsidiary, (b) the Australian Subsidiary and (c) each Foreign Subsidiary of Borrower designated by Borrower as an “Excluded Subsidiary”; provided that, in each of the foregoing cases, the Excluded Subsidiary Condition is satisfied with respect to such Subsidiary at all times, and in each case as long as no Excluded Subsidiary owns any Intellectual Property.

“Excluded Subsidiary Condition” means (a) the aggregate revenues (under GAAP) of all Excluded Subsidiaries does not exceed five percent (5%) of the consolidated revenues (under GAAP) of Borrower and its Subsidiaries; and (b) value of the total assets of all Excluded Subsidiaries does not exceed five percent (5%) of the consolidated total assets of Borrower and its Subsidiaries.

1.
“FDA” means the U.S. Food and Drug Administration or any successor thereto.
2.
“FDA Good Manufacturing Practices” means the applicable requirements and standards set forth in the Food, Drug, and Cosmetic Act (“FDCA”) and its implementing regulations (for example, for pharmaceuticals being used in Phase 2 or 3 studies, and commercial pharmaceuticals, 21 C.F.R. Parts 210 and 211) and relevant FDA guidance documents (for example, for pharmaceuticals in Phase 1, FDA guidance entitled “CGMP for Phase 1 Investigational Drugs”.
3.
“FDA Laws” means all applicable statutes, rules, regulations, standards, guidelines, policies and orders and Requirements of Law administered, implemented, enforced or issued by FDA or any comparable governmental authority.
4.
“Federal Health Care Program Laws” means collectively, federal Medicare or federal or state Medicaid statutes, Sections 1128, 1128A, 1128B, 1128C or 1877 of the Social Security Act (42 U.S.C. §§ 1320a-7, 1320a-7a, 1320a-7b, 1320a-7c, 1320a-7h and 1395nn), the

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federal TRICARE statute (10 U.S.C. § 1071 et seq.), the civil False Claims Act of 1863 (31 U.S.C. § 3729 et seq.), criminal false claims statutes (e.g., 18 U.S.C. §§ 287 and 1001), the Program Fraud Civil Remedies Act of 1986 (31 U.S.C. § 3801 et seq.), HIPAA, or related regulations or other Requirements of Law that directly or indirectly govern the health care industry, programs of governmental authorities related to healthcare, health care professionals or other health care participants, or relationships among health care providers, suppliers, distributors, manufacturers and patients, and the pricing, sale and reimbursement of health care items or services including the collection and reporting requirements, and the processing of any applicable rebate, chargeback or adjustment, under applicable rules and regulations relating to the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8) and any state supplemental rebate program, Medicare average sales price reporting (42 U.S.C. § 1395w-3a), the Public Health Service Act (42 U.S.C. § 256b), the VA Federal Supply Schedule (38 U.S.C. § 8126) or under any state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs.

“First Amendment Closing Date” means October 14, 2021.

5.
“First Interest Only Extension Conditions” shall mean satisfaction of each of the following events: (a) no default or Event of Default shall have occurred and be continuing; and (b) either the AXS-05 Milestone or the AXS-07 Milestone have been achieved on or prior to October 31, 2025.
6.
“Forecast” means the projections for Borrower as delivered and accepted by Agent on October 4, 2021; provided however, that Borrower may from time to time update the Forecast with a forecast approved by the board of directors of the Borrower, subject to the consent of Agent in its reasonable discretion; provided, further that, it is acknowledged that the Forecast is premised on, among other things, certain assumptions about possible timing of a launch date for AXS-05 and AXS-07 and to the extent the assumed launch dates are deferred or delayed, then, for purposes of this Agreement and the other Loan Documents, the Forecast shall be deemed to be automatically updated and revised to defer the expected dates for receipt or recognition of revenues from AXS-05 and AXS-07, as applicable, by the same amount of time as the deferral or delay of the actual launch dates; provided, further that the Forecast must be updated prior to December 31, 2023 to include projections for 2024 and beyond based on a forecast approved by the board of directors demonstrating reasonable growth rates.
7.
“Foreign Subsidiary” means any Subsidiary other than a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.

“Hedge Agreement” means any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, fuel or mineral or other commodity hedge or exchange agreement or any other agreement or arrangement entered into for non-speculative purposes designated to protect a Person against fluctuation in interest rates, currency exchange rates, commodity or mineral prices.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding trade credit entered into in the ordinary course

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of business not past due for more than one hundred eighty (180) days), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, (d) equity securities of any Person subject to repurchase or redemption other than at the sole option of such Person, (e) non-contingent “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations arising out of purchase and sale contracts but only as and to the extent of the amount required to be reflected as a liability on the balance sheet of such Person in accordance with GAAP, (f) non-contingent obligations to reimburse any bank or Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, and (h) all Contingent Obligations. For the avoidance of doubt no Permitted Bond Hedge Transaction or Permitted Warrant Transaction shall be considered Indebtedness of the Borrower.

8.
“Initial Facility Charge” means $737,500, which is payable to the Lenders in accordance with Section 4.1(f).
9.
“Initial Minimum Cash Test Date” means the date on which the outstanding principal amount of the Term Loan Advances is first equal to or greater than Fifty-Five Million Dollars ($55,000,000).
10.
“Initial Performance Covenant Test Date” means the later of (i) the last calendar month of the calendar quarter that is nine months following the earlier of (x) the AXS-05 Milestone Date and (y) the AXS-07 Milestone Date, or (ii) the date on which the outstanding principal amount of the Term Loan Advances is equal to or greater than Sixty Five Million Dollars ($65,000,000).

“Insolvency Proceeding” means any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means all of Borrower’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; Borrower’s applications therefor and reissues, extensions, or renewals thereof; and Borrower’s goodwill associated with any of the foregoing, together with Borrower’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of the Closing Date between the Borrower and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Investment” means (a) any beneficial ownership (including stock, partnership, limited liability company interests, or other securities) of or in any Person, (b) any loan, advance or capital contribution to any Person or (c) any Acquisition.

“IP Ancillary Rights” means, with respect to any Copyright, Trademark, Patent, software, trade secrets or trade secret rights, including any rights to unpatented inventions, know-how, show-how and operating manuals, all income, royalties, proceeds and liabilities at any time

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due or payable or asserted under or with respect to any of the foregoing or otherwise with respect thereto, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other intellectual property right ancillary to any Copyright, Trademark, Patent, software, trade secrets or trade secret rights.

“Irish Subsidiary” is Axsome Therapeutics Limited, a company organized under the laws of Ireland.

“IRS” means the United States Internal Revenue Service.

“Joinder Agreements” means for each Subsidiary (other than an Excluded Subsidiary), a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit F.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest.

“Loan” means the Advances made under this Agreement.

“Loan Documents” means this Agreement, the promissory notes (if any), the ACH Authorization, the Account Control Agreements, the Joinder Agreements, all UCC Financing Statements, the Warrant, the Pledge Agreement, the Intellectual Property Security Agreement, the Antecip Direct Agreement, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated.

“Market Capitalization” means, as of any date of determination, the product of (a) the number of outstanding shares of Common Stock publicly disclosed in the most recent filing of Borrower with the United States Securities Exchange Commission as outstanding as of such date of determination and (b) the closing price of Borrower’s Common Stock (as quoted on Bloomberg L.P.’s page or any successor page thereto of Bloomberg L.P. or if such page is not available, any other commercially available source).

“Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of Borrower and its Subsidiaries taken as a whole; or (ii) the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Agent or the Lenders to enforce any of its rights or remedies with respect to the Secured Obligations; or (iii) the Collateral or Agent’s Liens on the Collateral or the priority of such Liens.

“Material Agreement” means (a) the Antecip License Agreement, (b) that certain license agreement dated as of January 10, 2020 by and between Borrower and Pfizer, Inc. and (c)

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any other license, agreement or other contractual arrangement whereby Borrower or any of its Subsidiaries is required to transfer, either in-kind or in cash, prior to the Term Loan Maturity Date, assets or property valued (book or market) at more than Ten Million Dollars ($10,000,000.00) in the aggregate.

“Material Regulatory Liabilities” means (a)(i) any liabilities arising from the violation of Public Health Laws, Federal Health Care Program Laws, and other applicable comparable Requirements of Law, or from any non-routing terms, conditions of or requirements imposed relative to any Registrations (including costs of actions required under applicable Requirements of Law, including FDA Laws and Federal Health Care Program Laws, or necessary to remedy any violation of any terms or conditions applicable to any Registrations), including, but not limited to, withdrawal of approval, recall, revocation, suspension, import detention and seizure of any Borrower Product, and (ii) any loss of recurring annual revenues as a result of any loss, suspension or limitation of any Registrations, which, in the case of the foregoing clauses (i) and (ii), exceed $2,000,000 individually or in the aggregate, or (b) any Material Adverse Effect.

“Maturity Extension Conditions” means (i) the Borrower achieves T6M Net Product Revenue of at least 60% of the T6M Net Product Revenue included in the Forecast and (ii) the Borrower notifies the Agent in writing of its desire to extend the Term Loan Maturity Date on or within five (5) Business Days of the third anniversary of the First Amendment Closing Date.

“Maximum Term Loan Amount” means Three Hundred Million Dollars ($300,000,000).

“Net Product Revenue Ratio” means, as of any date of determination, the ratio of (a) the outstanding amount of the Term Loan Advances to (b) T3M Net Product Revenue.

11.
“New Drug Application” means a new drug application in the United States for authorization to market a product, as defined in the applicable laws and regulations and submitted to the FDA.

“Non-Disclosure Agreement” means that certain Non-Disclosure Agreement by and between Borrower and Agent, dated as of August 11, 2020.

“OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower now holds or hereafter acquires any interest.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States of America or in any other country, all registrations and recordings thereof, and all

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applications for letters patent of, or rights corresponding thereto, in the United States of America or any other country.

“Performance Covenant A” means satisfaction of each of the following at all times: (i) Borrower’s Market Capitalization exceeds One Billion Dollars ($1,000,000,000) and (ii) Borrower maintains Qualified Cash in an amount not less than fifty percent (50%) of the sum of the outstanding principal amount of the Term Loan Advances plus the Qualified Cash A/P Amount.

“Performance Covenant B” means Borrower at all times maintains Qualified Cash in an amount not less than eighty five percent (85%) of the sum of the outstanding principal amount of the Term Loan Advances plus the Qualified Cash A/P Amount.

“Performance Covenant C” means Borrower achieves T6M Net Product Revenue of at least 60% of the T6M Net Product Revenue included in the Forecast, determined on a quarterly basis.

“Permitted Acquisition” means any Acquisition (including by way of merger), in each case located entirely within the United States of America, which is conducted in accordance with the following requirements:

(i)
of assets, Equity Interests, businesses, Persons or products engaged in a line of business incidental or related to that of the Borrower or its Subsidiaries or reasonable extensions thereof;
(ii)
unless otherwise agreed by Agent in its sole discretion, if such Acquisition is structured as a stock acquisition, then the Person so acquired shall either (i) become a wholly-owned (other than issuance of shares necessary under local law for the qualification of directors) Subsidiary of Borrower or of a Subsidiary and the Borrower shall comply, or cause such Subsidiary to comply, with 7.13 hereof, as applicable, or (ii) such Person shall be merged with and into Borrower (with the Borrower being the surviving entity);
(iii)
if such Acquisition is structured as the acquisition or in-licensing of assets, such assets shall be acquired by a Borrower, and shall be free and clear of Liens other than Permitted Liens;
(iv)
the Borrower shall have delivered to the Lenders not less than ten (10) days (or such shorter period as Agent may agree in its sole discretion) nor more than forty five (45) days prior to the date of such Acquisition, notice of such Acquisition together with pro forma projected financial information, copies of all material documents relating to such acquisition reasonably requested by Agent, and historical financial statements for such acquired entity (to the extent available), division or line of business, in each case in form reasonably satisfactory to the Lenders and demonstrating compliance with the covenants set forth in Section 7.20 hereof on a pro forma basis as if the Acquisition occurred on the first day of the most recent measurement period;
(v)
both immediately before and after such Acquisition no Default or Event of Default shall have occurred and be continuing; and

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(vi)
the sum of the purchase price of such proposed new Permitted Acquisition (together with all prior Permitted Acquisitions consummated during the term of this Agreement), computed on the basis of total acquisition consideration paid or incurred, or to be paid or incurred, by Borrower with respect thereto (but excluding for such purpose: any unpaid Acquisition Deferred Payments, in each case except to the extent required to be reflected as liabilities on the balance sheet of Borrower), including the amount of Permitted Indebtedness assumed or to which such assets, businesses or business or ownership interest or shares, or any Person so acquired, is subject, shall not be greater than Twenty Five Million Dollars $25,000,000 plus the aggregate amount of Tranche 5 Advances approved by Lenders’ investment committee for Acquisitions minus the aggregate amount of all Acquisition Deferred Payments that have been paid.

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Common Stock (or other securities or property following a merger event or other change of the Common Stock) purchased by Borrower in connection with the issuance of any Permitted Convertible Debt and as may be amended in accordance with its terms; provided that, the net purchase price of any such call option transaction, less the amount received by Borrower in respect of any Permitted Warrant Transaction in connection with such issuance of Permitted Convertible Debt, shall not exceed 25% of the gross proceeds to Borrower from such issuance of Permitted Convertible Debt; provided further that the terms, conditions and covenants of each such call option transaction are customary for agreements of such type, as determined in good faith by the board of directors of the Borrower or a committee thereof.

12.
“Permitted Convertible Debt” means Indebtedness of the Borrower that is convertible into a fixed number (subject to customary anti-dilution adjustments, “make-whole” increases and other customary changes thereto) of shares of Common Stock (or other securities or property following a merger event or other change of the Common Stock), cash or any combination thereof (with the amount of such cash or such combination determined by reference to the market price of such Common Stock or such other securities); provided that such Indebtedness shall (a) not require any scheduled amortization or otherwise require payment of principal prior to, or have a scheduled maturity date, earlier than, one hundred eighty (180) days after the Term Loan Maturity Date, (b) be unsecured, (c) not be guaranteed by any Subsidiary of Borrower, (d) contain usual and customary subordination terms for underwritten offerings of senior subordinated convertible notes as determined in good faith by the board of directors of the Borrower or a committee thereof, (e) shall specifically designate this Agreement and all Secured Obligations as “designated senior indebtedness” or similar term so that the subordination terms referred to in clause (d) of this definition specifically refer to such notes as being subordinated to the Secured Obligations pursuant to such subordination terms and (f) be on terms and conditions customary for Indebtedness of such type, as determined in good faith by the board of directors of the Borrower or a committee thereof; provided further, that any cross-default or cross-acceleration event of default (each howsoever defined) provision contained therein that relates to indebtedness or other payment obligations of Borrower (or any of its Subsidiaries) (such indebtedness or other payment obligations, a “Cross-Default Reference Obligation”) contains a cure period of at least thirty (30) calendar days (after written notice to the issuer of such Indebtedness by the trustee or to such issuer and such trustee by holders of at least 25% in aggregate principal amount of such Indebtedness then outstanding) before a default, event of default, acceleration or other event or condition under

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such Cross-Default Reference Obligation results in an event of default under such cross-default or cross-acceleration provision.

“Permitted Indebtedness” means:

(i)
Indebtedness of Borrower in favor of the Lenders or Agent arising under this Agreement or any other Loan Document;
(ii)
Indebtedness existing on the Closing Date which is disclosed in Schedule 1A;
(iii)
Indebtedness of up to $500,000 outstanding at any time secured by a Lien described in clause (vii) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the cost of the Equipment and related software financed with such Indebtedness;
(iv)
Indebtedness to trade creditors incurred in the ordinary course of business (other than any trade credit that is past due for more than one hundred eighty (180) days);
(v)
Indebtedness that also constitutes a Permitted Investment;
(vi)
Subordinated Indebtedness;
(vii)
Indebtedness, including reimbursement obligations, in connection with (A) letters of credit, (B) foreign exchange services, ACH Services, and, cash management services (including credit cards, debit cards and similar instruments) and (C) Hedge Agreements (entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes), in each case that may or be unsecured or secured by Cash and issued on behalf of the Borrower or a Subsidiary thereof in an aggregate amount not to exceed $3,000,000 at any time outstanding,
(viii)
other unsecured Indebtedness in an amount not to exceed $250,000 at any time outstanding,
(ix)
intercompany Indebtedness as long as either (A) each of the Subsidiary obligor and the Subsidiary obligee under such Indebtedness is a Subsidiary that has executed a Joinder Agreement, or (B) it is Indebtedness of an Excluded Subsidiary permitted under clause (x) of the definition of Permitted Investments;
(x)
Permitted Convertible Debt not to exceed Five Hundred Million Dollars ($500,000,000) in principal amount at any one time outstanding;
(xi)
Indebtedness with respect to a Permitted Royalty Transaction that (a) is subordinated to the Secured Obligations pursuant to a subordination or intercreditor agreement on terms and conditions reasonably satisfactory to Agent, (b) does not have a scheduled maturity date earlier than one hundred eighty (180) days after the Term Loan Maturity Date, (c) is in an aggregate amount not to exceed $250,000,000, and (d) shall specifically designate this Agreement and all Secured Obligations as “designated senior indebtedness” or similar term so that the subordination terms referred to in clause (a) of

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this clause specifically refer to such notes as being subordinated to the Secured Obligations pursuant to such subordination terms;
(xii)
Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;
(xiii)
Indebtedness in respect of surety bonds and other indemnities and similar obligations up to an aggregate amount of Five Hundred Thousand Dollars ($500,000) at any one time outstanding;
(xiv)
Indebtedness arising with respect to Borrower’s real property lease and operating lease obligations in the ordinary course of Borrower’s business; and
(xv)
Indebtedness in respect of Acquisition Deferred Payments incurred in connection with Permitted Acquisitions;
(xvi)
extensions, refinancings, renewals, modifications, amendments or restatements of any items of Permitted Indebtedness; provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investment” means:

(i)
Investments existing on the Closing Date which are disclosed in Schedule 1B;
(ii)
(a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Services, (b) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit issued by any bank with assets of at least $500,000,000 maturing no more than one year from the date of investment therein, (d) money market accounts, and (e) Investments permitted by Borrower’s Investment Policy and Guidelines dated as of August 2016 and provided to the Agent and Lenders, as amended from time to time; provided that any material amendments thereto have been approved by Agent and the Lenders in their reasonable discretion;
(iii)
repurchases of Equity Interests from current or former employees, officers, directors, or consultants of Borrower under the terms of applicable repurchase agreements at the original issuance price of such securities (1) in an aggregate amount not to exceed $250,000 in any fiscal year; provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases or (2) in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such former employees, officers, directors or consultants to Borrower;
(iv)
Investments accepted in connection with Permitted Transfers;

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(v)
Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;
(vi)
Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this subparagraph (vi) shall not apply to Investments of Borrower in any Subsidiary;
(vii)
Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of Borrower pursuant to employee stock purchase plans or other similar agreements approved by Borrower’s board of directors;
(viii)
Investments consisting of travel advances and employee relocation loans in the ordinary course of business;
(ix)
Investments in Subsidiaries (including creation of a Subsidiary in anticipation of a proposed Permitted Acquisition); provided that, unless such Subsidiary is an Excluded Subsidiary (after giving pro forma effect to such Investment), each such Subsidiary enters into a Joinder Agreement promptly after its formation by Borrower and execute such other related documents as shall be reasonably requested by Agent;
(x)
Investments in Excluded Subsidiaries to cover ordinary course of business operating and entity maintenance and regulatory (and, if applicable, wind-down and liquidation) costs and expenses in an aggregate amount not to exceed $500,000 in any fiscal year, and other amounts approved in advance in writing by Agent;
(xi)
joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the nonexclusive licensing of technology, the development of technology or the providing of technical support; provided that any cash Investments by Borrower do not exceed $250,000 in the aggregate in any fiscal year;
(xii)
Permitted Acquisitions;
(xiii)
Borrower’s entry into (including payments of premiums in connection therewith), and the performance of obligations under, any Permitted Bond Hedge Transactions and Permitted Warrant Transactions in accordance with their terms;
(xiv)
Hedge Agreements constituting Permitted Indebtedness pursuant to clause (vii) thereof; and
(xv)
additional Investments that do not exceed $250,000 in the aggregate in any fiscal year.

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“Permitted Liens” means:

(i)
Liens in favor of Agent or the Lenders;
(ii)
Liens existing on the Closing Date which are disclosed in Schedule 1C;
(iii)
Liens for taxes, fees, assessments or other governmental charges or levies, either not yet delinquent or being contested in good faith by appropriate proceedings diligently conducted; provided, that Borrower maintains adequate reserves therefor on Borrower’s Books in accordance with GAAP;
(iv)
Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of Borrower’s business and imposed without action of such parties; provided, that the payment thereof is not yet delinquent or remain payable without penalty, or that are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;
(v)
Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder;
(vi)
the following Liens, to the extent made in the ordinary course of business: deposits and pledges under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;
(vii)
Liens on Equipment or software or other intellectual property constituting purchase money Liens and Liens in connection with capital leases securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”;
(viii)
Liens incurred in connection with Subordinated Indebtedness;
(ix)
leasehold interests in leases or subleases and licenses and sublicenses granted in the ordinary course of business and not interfering in any material respect with the business of the licensor;
(x)
Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due;
(xi)
Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets);

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(xii)
statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms;
(xiii)
easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property;
(xiv)
(A) Without duplication of any Indebtedness incurred pursuant to clause (vii) of the definition of Permitted Indebtedness, Liens on Cash securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness, and (B) security deposits in connection with real property leases, the combination of (A) and (B) in an aggregate amount not to exceed $3,000,000 at any time;
(xv)
Liens solely on any Cash earnest money deposits made by Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement that constitutes a Permitted Acquisition in an aggregate amount not to exceed five percent (5%) of the aggregate purchase consideration paid in connection thereto;
(xvi)
Liens solely on the royalty interests purchased pursuant to a Permitted Royalty Transaction and proceeds thereof and Intellectual Property being financed by such facility;
(xvii)
Licenses that qualify as Permitted Transfers; and
(xviii)
Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) through (xvii) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.

“Permitted Royalty Transaction” means any synthetic royalty participations (and not royalty purchases or buyouts) with respect to any of AXS-05, AXS-07, AXS-12, AXS-14 and/or any other proprietary assets of the Borrower whereby Borrower receives upfront unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) net cash proceeds of at least $100,000,000 in exchange for rights to participation payments based on net sales of AXS-05, AXS-07, AXS-12, AXS-14 and/or any other proprietary assets of the Borrower in an amount not to exceed 7.5% of net sales, and on terms (including without limitation, that any security granted in connection with such Permitted Royalty Transaction is limited solely to the respective Intellectual Property being financed by such facility) and with a purchaser satisfactory to Agent.

“Permitted Transfers” means:

(i)
sales of Inventory in the ordinary course of business,

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(ii)
(A) licenses and similar arrangements for the use of Intellectual Property in the ordinary course of business that could not result in a legal transfer of title of the licensed property that are non-exclusive or may be exclusive in respects other than territory or may be exclusive as to territory but only as to discreet geographical areas outside of the United States of America in the ordinary course; and (B) the abandonment, permitted lapse, cancellation, termination and/or cessation of any immaterial Company IP that is, in the reasonable judgment of the Borrower, no longer economically practicable, commercially desirable to maintain or useful, in each case, in the conduct of business of the Borrower and its Subsidiaries taken as a whole,
(iii)
dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business,
(iv)
to the extent constituting Transfers, Permitted Liens and Permitted Investments,
(v)
Permitted Royalty Transactions,
(vi)
the disposition of any Permitted Convertible Debt, any Hedge Agreement or in connection with any Permitted Bond Hedge Transaction or Permitted Warrant Transaction, in each case as permitted hereunder,
(vii)
the use or transfer of Cash in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents and in the ordinary course of business,
(viii)
transfers by and among the Borrower and any of its Subsidiaries (other than Permitted Investments); provided that (a)(x) such transfers are in the ordinary course of business and (y) with respect to any transfers to an Excluded Subsidiary, such transfers do not involve any transfer of any Intellectual Property and are in an aggregate amount not to exceed $500,000 in any fiscal year or (b) such Subsidiary has entered into a Joinder Agreement and such other documents as shall reasonably be required by Agent, and
(ix)
other transfers of assets having a fair market value of not more than $500,000 in the aggregate in any fiscal year.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to Common Stock (or other securities or property following a merger event or other change of the Common Stock) and/or cash (in an amount determined by reference to the price of such Common Stock) sold by Borrower substantially concurrently with any purchase by Borrower of a related Permitted Bond Hedge Transaction and as may be amended in accordance with its terms; provided that (x) that the terms, conditions and covenants of each such call option transaction are customary for agreements of such type, as determined in good faith by the board of directors of the Borrower or a committee thereof and (y) such call option transaction would be classified as an equity instrument in accordance with GAAP.

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“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government.

“Pledge Agreement” means the Pledge Agreement dated as of the Closing Date between Borrower and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Public Health Laws” means all Requirements of Law relating to the procurement, development, clinical and non-clinical evaluation, product approval or licensure, manufacture, production, analysis, distribution, dispensing, importation, exportation, use, handling, quality, sale, labeling, promotion, clinical trial registration or post market requirements of any drug, biologic or other product (including, without limitation, any ingredient or component of the foregoing products) subject to regulation under the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.) and the Public Health Service Act (42 U.S.C. § 201 et seq.), including without limitation the regulations promulgated by the FDA at Title 21 of the Code of Federal Regulations and all applicable regulations promulgated by the National Institutes of Health (“NIH”) and codified at Title 42 of the Code of Federal Regulations, and guidance, compliance, guides, and other policies issued by the FDA, the NIH and other comparable governmental authorities.

“Qualified Cash” means the amount of Borrower’s Cash held in accounts subject to an Account Control Agreement in favor of Agent.

“Qualified Cash A/P Amount” means the amount of Borrower’s accounts payable under GAAP not paid after the 180th day following the invoice for such account payable.

“Receivables” means (i) all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

“Redemption Conditions” means, with respect to any payment of cash in respect of the principal amount of any Permitted Convertible Debt, satisfaction of each of the following events: (a) no Default or Event of Default shall exist or result therefrom, and (b) both immediately before and at all times after such redemption, Borrower’s Qualified Cash shall be no less than 150% of the outstanding principal amount of the Secured Obligations plus the Qualified Cash A/P Amount.

“Register” has the meaning specified in Section 11.7.

“Registrations” shall mean authorizations, approvals, licenses, permits, certificates, registrations, listings, certificates, or exemptions of or issued by any governmental authority (including marketing approvals, investigational new drug applications, product recertifications, drug manufacturing establishment registration and product listing, pricing and reimbursement approvals, labeling approvals or their foreign equivalent) that are required for the research, development, manufacture, commercialization, distribution, marketing, storage, transportation, pricing, governmental authority reimbursement, use and sale of Borrower Products.

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“Regulatory Action” means an administrative or regulatory enforcement action, proceeding or investigation, warning letter, untitled letter, Form 483 or similar inspectional observations, other notice of violation letter, recall, seizure, Section 305 notice or other similar written communication, or consent decree, issued or required by the FDA or under the Public Health Laws, the NIH or a comparable governmental authority in any other regulatory jurisdiction.

“Required Lenders” means at any time, the holders of more than 50% of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding.

“Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any governmental authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Restricted License” means any Material Agreement with respect to which Borrower is the licensee (other than over-the-counter software and software that is commercially available to the public) (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such Material Agreement or any other property, or (b) for which a default under or termination of could reasonably be expected to interfere in any material respect with the Agent’s right to sell any Collateral.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Second Interest Only Extension Conditions” shall mean satisfaction of each of the following events: (a) no default or Event of Default shall have occurred and be continuing; (b) the AXS-05 Milestone has been achieved; and (c) the AXS-07 Milestone has been achieved on or prior to April 30, 2026.

“Secured Obligations” means Borrower’s obligations under this Agreement and any Loan Document (other than the Warrant), including any obligation to pay any amount now owing or later arising.

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“Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations in amounts and on terms and conditions satisfactory to Agent in its sole discretion and subject to a subordination agreement in form and substance satisfactory to Agent in its sole discretion.

“Subsequent Financing” means the closing of any equity financing which becomes effective after the Closing Date in which Borrower receives net cash proceeds in excess of $25,000,000 from the sale and issuance of its Equity Interests for Cash primarily for capital raising purposes and that is broadly marketed to multiple investors, which shall not include any Permitted Convertible Debt offering (or any Permitted Bond Hedge Transaction or Permitted Warrant Transaction) or any issuance or sale by Borrower of its Equity Interests (i) pursuant to benefit plans or arrangements, including under Borrower’s equity incentive plans (whether currently in effect or adopted by Borrower after the Closing Date) or otherwise as equity compensation, (ii) as dividends or distributions or upon stock splits, recapitalizations or similar transactions, (iii) pursuant to a merger, consolidation, acquisition, strategic alliance or similar business combination or acquisition, (iv) to banks, funds, equipment or real property lessors or other financial institutions pursuant to a non-convertible debt financing, equipment lease, loan or credit arrangement or commercial leasing transaction entered into for primarily non-equity financing purposes, (v) in connection with strategic transactions, including (A) joint ventures, manufacturing, marketing, OEM, sponsored research, collaboration or distribution arrangements or (B) technology transfer or development arrangements, (vi) securities issued or issuable to suppliers or third party service providers in connection with the provision of goods or services, (vii) in an at-the-market (ATM) offering, and (viii) securities issued in connection with options, warrants, convertible securities or other arrangement in existence on the Closing Date or issued in transactions excluded from the definition of Subsequent Financing pursuant to clause (i) through (vii) above; provided, however, that, if Borrower or its agents attempts to “wall-cross” the Lender or its assignee or nominee in conjunction with any Subsequent Financing and the Lender or its assignee or nominee declines to be “wall-crossed,” then the issuance and sale of such equity securities shall not be considered a Subsequent Financing hereunder.

“Subsidiary” means an entity, whether a corporation, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls 50% or more of the outstanding voting securities, including each entity listed on Schedule 1 hereto.

“T3M Net Product Revenue” means Borrower’s net product revenue (as determined in accordance with GAAP) solely from the sale of AXS-05, AXS-07, AXS-12, AXS-14 and any other proprietary assets of the Borrower (which may include royalty, profit sharing, or sales-based milestone revenue recognized in accordance with GAAP, but which shall not include any upfront or non-sales-based milestone payments under business development or licensing transactions), measured on a trailing three-month basis as of the date of the most recently delivered monthly financial statement in accordance with Section 7.1(a). For the avoidance of doubt, net product revenue shall not include any of the following to the extent not recognizable as revenue in accordance with GAAP (i) trade, quantity and cash discounts allowed by Borrower, (ii) discounts, refunds, rebates, charge backs, retroactive price adjustment and any other allowances which effectively reduce net selling price, (iii) product returns and allowances, (iv) allowances for shipping or other distribution expenses, (iv) set-offs and counterclaims, and (v) any other similar and customary deductions that are typically deducted from gross revenue and not included in net

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revenue in accordance with GAAP. Notwithstanding anything to the contrary herein, T3M Net Product Revenue shall not include any royalty payments associated with a Permitted Royalty Transaction or otherwise.

“T6M Net Product Revenue” means Borrower’s net product revenue (as determined in accordance with GAAP) solely from the sale of AXS-05 and AXS-07 (which may include royalty, profit sharing, or sales-based milestone revenue recognized in accordance with GAAP, but which shall not include any upfront or non-sales-based milestone payments under business development or licensing transactions), measured on a trailing six-month basis as of the date of the most recently quarterly financial statement filed with its most recent 10-Q filing. For the avoidance of doubt, net product revenue shall not include any of the following to the extent not recognizable as revenue in accordance with GAAP (i) trade, quantity and cash discounts allowed by Borrower, (ii) discounts, refunds, rebates, charge backs, retroactive price adjustment and any other allowances which effectively reduce net selling price, (iii) product returns and allowances, (iv) allowances for shipping or other distribution expenses, (iv) set-offs and counterclaims, and (v) any other similar and customary deductions that are typically deducted from gross revenue and not included in net revenue in accordance with GAAP.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to the Borrower in a principal amount not to exceed the amount set forth under the heading “Term Commitment” opposite such Lender’s name on Schedule 1.1.

“Term Loan Advance” means each Tranche 1 Advance, Tranche 2 Advance, Tranche 3 Advance, Tranche 4 Advance, Tranche 5 Advance and any other Term Loan funds advanced under this Agreement.

“Term Loan Cash Interest Rate” means for any day a per annum rate of interest equal to the greater of either (i) the prime rate as reported in The Wall Street Journal plus 5.70%, and (ii) 8.95%.

“Term Loan Maturity Date” means October 1, 2026; provided however, if on or within five (5) Business Days of the third anniversary of the First Amendment Closing Date the Maturity Extension Conditions are satisfied, then, October 1, 2027; provided further that if such day is not a Business Day, the Term Loan Maturity Date shall be the immediately preceding Business Day.

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or any political subdivision thereof.

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“Tranche 1A Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrowers in a principal amount not to exceed the amount set forth under the heading “Tranche 1A Term Commitment” opposite such Lender’s name on Schedule 1.1.

“Tranche 1B Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to Borrowers in a principal amount not to exceed the amount set forth under the heading “Tranche 1B Term Commitment” opposite such Lender’s name on Schedule 1.1.

“Tranche 2B Draw Period” means the period beginning on the AXS-05 Milestone Date and ending on, as of the applicable date of determination, (A) if the full amount of the Tranche 2A Advances have not been drawn, the earlier of (x) 181 days following the AXS-05 Milestone Date and (y) December 31, 2022 and (B) if the full amount of the Tranche 2A Advances have been drawn, the earlier of (x) 365 days following the AXS-05 Milestone Date and (y) December 31, 2022.

13.
“Tranche 2 Facility Charge” means three-quarter percent (0.75%) of the Tranche 2 Advances funded, which is payable to the Lenders in accordance with Section 4.2(d).
14.
“Tranche 3 Facility Charge” means three-quarter percent (0.75%) of the Tranche 3 Advances funded, which is payable to the Lenders in accordance with Section 4.2(e).
15.
“Tranche 4 Draw Conditions” means (i) Borrower’s achievement of the AXS-05 Milestone or the AXS-07 Milestone and (ii) both before and after giving effect to any such Tranche 4 Advance, (a) the Net Product Revenue Ratio shall be no greater than 4.00:1.00 and (b) no Default or Event of Default shall have occurred and be continuing.
16.
“Tranche 4 Facility Charge” means one percent (1.00%) of the Tranche 4 Advances funded, which is payable to the Lenders in accordance with Section 4.2(f).
17.
“Tranche 5 Facility Charge” means one percent (1.00%) of the Tranche 5 Advances funded, which is payable to the Lenders in accordance with Section 4.2(g).

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of California, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“Warrant” means any warrant entered into in connection with the Loan, as may be amended, restated or modified from time to time.

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b.
The following terms are defined in the Sections or subsections referenced opposite such terms:

Defined Term	Section
Agent	Preamble
Assignee	11.14
Borrower	Preamble
Claims	11.11
Collateral	3.1
Confidential Information	11.13
Current Company IP	5.10(a)
End of Term Charge	2.6
Event of Default	9
Extension End of Term Charge	2.6
Financial Statements	7.1
Indemnified Person	6.3
Lenders	Preamble
Liabilities	6.3
Maximum Rate	2.3
Open Source License	5.10(p)
Original End of Term Charge	2.6
Participant Register	11.8
Prepayment Charge	2.5
Publicity Materials	11.19
Register	11.7
Rights to Payment	3.1
Specified Disputes	5.10(g)
Third Party IP	5.10(i)
Tranche 1A Advance	2.2(a)(i)
Tranche 1B Advance	2.2(a)(ii)
Tranche 1 Advance	2.2(a)(ii)
Tranche 2A Advance	2.2(a)(iii)
Tranche 2B Advance	2.2(a)(iii)
Tranche 2 Advance	2.2(a)(iii)
Tranche 3 Advance	2.2(a)(iv)
Tranche 4 Advance	2.2(a)(v)
Tranche 5 Advance	2.2(a)(vi)

c.
Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement.

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Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP, consistently applied; provided that if at any time any change in GAAP would affect the computation of any financial covenant or ratio or requirement set forth in any Loan Document, and either Borrower or Agent shall so request, Borrower, Agent and the Lenders shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided, further, that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Borrower shall provide Agent financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio covenant or requirement made before and after giving effect to such change in GAAP. Notwithstanding the foregoing, any obligations of a Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in accordance with GAAP (other than for purposes of the delivery of financial statements prepared in accordance with GAAP). Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
d.
Notwithstanding anything to the contrary in this Agreement or any other Loan Document, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. For the avoidance of doubt, and without limitation of the foregoing, Permitted Convertible Debt shall at all times be valued at the full stated principal amount thereof and shall not include any reduction or appreciation in value of the shares deliverable upon conversion thereof.
2.
THE LOAN
a.
[Reserved]

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b.
Term Loan.
i.
Advances.
1.
Subject to the terms and conditions of this Agreement, the Lenders will severally (and not jointly) make in an amount not to exceed their respective Tranche 1A Commitments, and Borrower agrees to draw, a Term Loan Advance of Fifty Million Dollars ($50,000,000) on the Closing Date (the “Tranche 1A Advance”).
2.
Subject to the terms and conditions of this Agreement, beginning on the Closing Date and continuing through September 15, 2021, Borrower may request and the Lenders will severally (and not jointly) make, in an amount not to exceed their respective Tranche 1B Commitments, additional Term Loan Advances in an aggregate principal amount of up to Ten Million Dollars ($10,000,000), in minimum increments of Five Million Dollars ($5,000,000) (each, a “Tranche 1B Advance” and together with the Tranche 1A Advance, each a “Tranche 1 Advance”), other than the last Term Loan Advance under the Tranche 1B Commitment which may be less than Five Million Dollars ($5,000,000). For the avoidance of doubt, no Tranche 1B Advances were made as of September 15, 2021, and the Tranche 1B Commitments have expired as of the First Amendment Closing Date.
3.
Subject to the terms and conditions of this Agreement, (A) beginning on the AXS-05 Milestone Date and continuing through the earlier of (x) 90 days following the AXS-05 Milestone Date and (y) December 31, 2022, Borrower may request and the Lenders shall severally (and not jointly) make additional Term Loan Advances in an aggregate principal amount of up to Fifty Million Dollars ($50,000,000), in minimum increments of Five Million Dollars ($5,000,000) (each, a “Tranche 2A Advance”) and (B) during the Tranche 2B Draw Period, Borrower may request and the Lenders shall severally (and not jointly) make additional Term Loan Advances in an aggregate principal amount of up to Fifty Million Dollars ($50,000,000), in minimum increments of Five Million Dollars ($5,000,000) (each, a “Tranche 2B Advance” and

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together with the Tranche 2A Advance, each a “Tranche 2 Advance”).
4.
Subject to the terms and conditions of this Agreement, beginning on the AXS-07 Milestone Date and continuing through the earlier of (x) 181 days following the AXS-07 Milestone Date and (y) June 30, 2023, Borrower may request and the Lenders shall severally (and not jointly) make additional Term Loan Advances in an aggregate principal amount of up to Twenty Million Dollars ($20,000,000), in minimum increments of Five Million Dollars ($5,000,000) (each, a “Tranche 3 Advance”).
5.
Subject to the terms and conditions of this Agreement, and subject to the satisfaction of Tranche 4 Draw Conditions, beginning on January 1, 2022 and continuing through December 31, 2024, Borrower may request additional Term Loan Advances in an aggregate principal amount of up to Fifty Five Million Dollars ($55,000,000), in minimum increments of Five Million Dollars ($5,000,000) (each, a “Tranche 4 Advance”).
6.
Subject to the terms and conditions of this Agreement, and conditioned on approval by the Lenders’ investment committee in its sole and unfettered discretion, on or before December 31, 2025, Borrower may request additional Term Loan Advances in an aggregate principal amount of up to Seventy Five Million Dollars ($75,000,000), in minimum increments of Ten Million Dollars ($10,000,000) (each, a “Tranche 5 Advance”).
7.
The aggregate outstanding Term Loan Advances may be up to the Maximum Term Loan Amount.
ii.
Advance Request. To obtain a Term Loan Advance, Borrower shall complete, sign and deliver an Advance Request (at least one (1) Business Day before the Closing Date and at least five (5) Business Days before each Advance Date other than the Closing Date) to Agent. The Lenders shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent to such Term Loan Advance is satisfied as of the requested Advance Date.
iii.
Interest.
1.
Term Loan Cash Interest Rate. The principal balance of each Term Loan Advance shall bear interest thereon from

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such Advance Date at the Term Loan Cash Interest Rate based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed. The Term Loan Cash Interest Rate will float and change on the day the prime rate changes from time to time.
2.
[Reserved].
3.
[Reserved].
iv.
Payment. Borrower will pay interest on each Term Loan Advance on the first Business Day of each month, beginning the month after the Advance Date (each an “Interest Payment Date”). Borrower shall repay the aggregate Term Loan principal balance that is outstanding on the day immediately preceding the Amortization Date, in equal monthly installments of principal and interest (mortgage style) beginning on the Amortization Date and continuing on the first Business Day of each month thereafter until the Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) are repaid; provided, that if the Term Loan Cash Interest Rate is adjusted in accordance with its terms, the amount of each subsequent monthly installment shall be recalculated so that the remaining payments shall be equal monthly installments of principal and interest beginning on the first Business Day of the month following such recalculation and continuing on the first Business Day of each month thereafter until the Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) are repaid in full. The entire Term Loan principal balance and all accrued but unpaid interest hereunder, shall be due and payable on the Term Loan Maturity Date. Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. If a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately preceding Business Day. The Lenders will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization (i) on each payment date of all periodic obligations payable to the Lenders under each Term Loan Advance and (ii) reasonable, documented, out-of-pocket legal fees and costs incurred by Agent or the Lenders in connection with Section 11.12 of this Agreement; provided that, with respect to clause (i) above, in the event that the Lenders or Agent informs Borrower that the Lenders will not initiate a debit entry to Borrower’s account for a certain amount of the periodic obligations due on a specific payment date, Borrower shall pay to the Lenders such amount of periodic

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obligations in full in immediately available funds on such payment date; provided, further, that, with respect to clause (i) above, if the Lenders or Agent informs Borrower that the Lenders will not initiate a debit entry as described above later than the date that is three (3) Business Days prior to such payment date, Borrower shall pay to the Lenders such amount of periodic obligations in full in immediately available funds on the date that is three (3) Business Days after the date on which the Lenders or Agent notifies Borrower of such; provided, further, that, with respect to clause (ii) above, in the event that the Lenders or Agent informs Borrower that the Lenders will not initiate a debit entry to Borrower’s account for certain amount of such reasonable, documented out-of-pocket legal fees and costs incurred by Agent or the Lenders, Borrower shall pay to the Lenders such amount in full in immediately available funds within three (3) Business Days.
c.
Maximum Interest. Notwithstanding any provision in this Agreement or any other Loan Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to the Lenders an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Secured Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of the Lenders’ accrued interest, costs, expenses, professional fees and any other Secured Obligations; and third, after all Secured Obligations are repaid, the excess (if any) shall be refunded to Borrower.
d.
Default Interest. In the event any payment is not paid on the scheduled payment date (or promptly following resolution of an ACH Failure (and in no event later than three (3) Business Days of the scheduled payment date); provided that such late payment is due to an ACH Failure), an amount equal to five percent (5%) of the past due amount shall be payable on demand. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.2(c) plus five percent (5%) per annum. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.2(c) or Section 2.4, as applicable.

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e.
Prepayment. At its option, upon at least seven (7) Business Days prior written notice to Agent (or such shorter notice period as agreed by Agent in its sole discretion), Borrower may at any time and from time to time, prepay all or a portion of the outstanding Advances by paying the entire principal balance, or such portion thereof in minimum increments of Five Million Dollars ($5,000,000), all accrued and unpaid interest thereon, together with a prepayment charge equal to the following percentage of the Advance amount being prepaid: with respect to each Advance, if such Advance amounts are prepaid in any of the first twelve (12) months following the First Amendment Closing Date, 2.0%; on or after the date that is twelve (12) months following the First Amendment Closing Date but prior to twenty four (24) months following the First Amendment Closing Date, 1.5%; and on or after the date that is twenty four (24) months following the First Amendment Closing Date but prior to thirty six (36) months following the First Amendment Closing Date, 1.0% (each, a “Prepayment Charge”). If at any time Borrower elects to make a prepayment, and at such time, there are outstanding Advances under multiple Tranches, the Prepayment Charge shall be determined by applying the amount of such prepayment in the following order: first, to the outstanding principal amount (and accrued but unpaid interest thereon) of Advances outstanding under the Tranche with the latest initial funding date; second, to the outstanding principal amount (and accrued but unpaid interest thereon) of Advances outstanding under the Tranche with the next latest initial funding date and so on until the entire principal balance of all Advances made hereunder (and all accrued but unpaid interest thereon) is paid in full. Borrower agrees that the Prepayment Charge is a reasonable calculation of the Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances. Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and the Prepayment Charge, if any, upon the occurrence of a Change in Control or any other prepayment hereunder. Notwithstanding the foregoing, Agent and the Lenders agree to waive the Prepayment Charge if Agent and the Lenders (in their sole and absolute discretion) agree in writing to refinance the Advances prior to the Term Loan Maturity Date. Any amounts paid under this Section shall be applied by Agent to the then unpaid amount of any Secured Obligations (including principal and interest) in such order and priority as Agent may choose in its sole discretion. For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately preceding Business Day. Notwithstanding anything to the contrary contained in this Agreement, so long as Borrower provided notice to the Agent no less than seven (7) Business Days prior to the proposed prepayment date, Borrower may rescind any notice of prepayment if such prepayment would have resulted from a refinancing of all or a portion of the Term Loan Advances, which refinancing shall not be consummated or shall otherwise be delayed.
f.
End of Term Charge.

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i.
On any date that Borrower partially prepays the outstanding Secured Obligations pursuant to Section 2.5, Borrower shall pay the Lenders (x) with respect to any repayment of any Tranche 1 Advances, a charge of 4.85% of the principal amount of such Term Loan Advances being repaid and (y) for all other Advances repaid, a charge of 4.50% of the principal amount of such Term Loan Advances being repaid.
ii.
On the earliest to occur of (i) October 1, 2026, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that the Secured Obligations become due and payable in full (other than regularly scheduled interest and amortization payments), Borrower shall pay the Lenders a charge equal to (x) Two Million Nine Hundred and Ten Thousand Dollars ($2,910,000), plus (y) 4.50% of the aggregate amount of all Term Loan Advances (other than Tranche 1 Advances) funded, minus (z) the aggregate amount of payments made pursuant to Section 2.6(a) (the “Original End of Term Charge”).
iii.
If the Maturity Extension Conditions are satisfied, on the earliest to occur of (i) October 1, 2027, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that the Secured Obligations become due and payable in full (other than regularly scheduled interest and amortization payments), Borrower shall pay the Lenders an additional charge equal to 1.50% of the aggregate amount of all Term Loan Advances outstanding as of the date on which the Maturity Extension Conditions are satisfied (the “Extension End of Term Charge”, collectively with any charge made pursuant to Section 2.6(a) and the Original End of Term Charge, the “End of Term Charge”).
iv.
Notwithstanding the required payment date of such End of Term Charge, the applicable pro rata portion of the End of Term Charge shall be deemed earned by the Lenders as of each date a Term Loan Advance is made. For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately preceding Business Day.
g.
Pro Rata Treatment. Each payment (including prepayment) on account of any fee and any reduction of the Term Loans shall be made pro rata according to the Term Commitments of the relevant Lender.

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h.
Taxes; Increased Costs. The Borrower, the Agent and the Lenders each hereby agree to the terms and conditions set forth on Addendum 1 attached hereto.
i.
Treatment of Prepayment Charge and End of Term Charge. Borrower agrees that any Prepayment Charge and any End of Term Charge payable shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, and Borrower agrees that it is reasonable under the circumstances currently existing and existing as of the Closing Date and the First Amendment Closing Date. The Prepayment Charge and the End of Term Charge shall also be payable in the event the Secured Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other means. Borrower expressly waives (to the fullest extent it may lawfully do so) the provisions of any present or future statute or law that prohibits or may prohibit the collection of the foregoing Prepayment Charge and End of Term Charge in connection with any such acceleration. Borrower agrees (to the fullest extent that each may lawfully do so): (a) each of the Prepayment Charge and the End of Term Charge is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) each of the Prepayment Charge and the End of Term Charge shall be payable notwithstanding the then prevailing market rates at the time payment is made; (c) there has been a course of conduct between the Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Charge and the End of Term Charge as a charge (and not interest) in the event of prepayment or acceleration; (d) Borrower shall be estopped from claiming differently than as agreed to in this paragraph. Borrower expressly acknowledges that their agreement to pay each of the Prepayment Charge and the End of Term Charge to the Lenders as herein described was on the Closing Date and the First Amendment Closing Date and continues to be a material inducement to the Lenders to provide the Term Loans.

3.
SECURITY INTEREST
a.
As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Borrower grants to Agent a security interest in all of Borrower’s right, title, and interest in, to and under all of Borrower’s personal property and other assets including without limitation the following (except as set forth herein) whether now owned or hereafter acquired (collectively, the “Collateral”): (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles; (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; (j) the Antecip License Agreement and all proceeds thereof; and all other tangible and intangible personal property of Borrower whether now

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or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located, and any of Borrower’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.
b.
Notwithstanding the broad grant of the security interest set forth in Section 3.1, above, the Collateral shall not include (collectively, the “Excluded Property”) (a) any “intent to use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, provided, that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use of an intent-to-use trademark application pursuant to 15 U.S.C. Section 1060(a) (or any successor provision) such intent-to-use application shall constitute Collateral, (b) non-assignable property, licenses or contracts, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406, 9407 and 9408 of the UCC), (c) any particular asset if the pledge thereof or the security interest therein is prohibited or restricted by applicable law, rule or regulation (including any requirement to obtain the consent of any governmental authority, regulatory authority or third party), provided that the foregoing exclusion of this clause (c) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is unenforceable under Section 9406, 9407 or 9408 of the UCC or other applicable law or (2) to apply to the extent that any consent or waiver has been obtained, or is hereafter obtained, that would permit the Agent’s security interest or Lien notwithstanding the prohibition or restriction on the pledge of such asset, (d) any Excluded Accounts, including cash pledged pursuant to Permitted Liens and any Deposit Account, securities account, commodities account or other account to the extent solely and exclusively used to hold any cash pledged as a Permitted Lien, and (e) Equipment and software (and the products and proceeds thereof) subject to Permitted Liens of the type described in clause (vii) of the definition of Permitted Liens, but only to the extent and for so long as the agreements under which the equipment is financed prohibit granting a security interest therein to Lender.
c.
Upon termination of this Agreement and repayment if full of all Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement), all security interest in the Collateral granted under this Agreement shall terminate and all rights on the Collateral shall revert to Borrower. Agent shall execute such documents and take such other steps as are reasonably necessary for Borrower to accomplish the foregoing, all at Borrower’s sole cost and expense.

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4.
CONDITIONS PRECEDENT TO LOAN

The obligations of the Lenders to make the Loan hereunder are subject to the satisfaction by Borrower of the following conditions:

a.
Initial Advance. On or prior to the Closing Date, Borrower shall have delivered to Agent the following:
i.
executed copies of the Loan Documents (other than the Warrant, which shall be an original), Account Control Agreements, and all other documents and instruments reasonably required by Agent to effectuate the transactions contemplated hereby or to create and perfect the Liens of Agent with respect to all Collateral, in all cases in form and substance reasonably acceptable to Agent;
ii.
a legal opinion of Borrower’s counsel in form and substance reasonably acceptable to Agent,
iii.
certified copy of resolutions of Borrower’s board of directors evidencing approval of (i) the Loan and other transactions evidenced by the Loan Documents; and (ii) the Warrant and transactions evidenced thereby;
iv.
certified copies of the Certificate of Incorporation and the Bylaws, as amended through the Closing Date, of Borrower;
v.
a certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could have a Material Adverse Effect;
vi.
payment of the Due Diligence Fee, Initial Facility Charge and reimbursement of Agent’s and the Lenders’ current expenses reimbursable pursuant to this Agreement, which amounts may be deducted from the initial Advance;
vii.
all certificates of insurance and copies of each insurance policy required hereunder;
viii.
executed copy of the Antecip Direct Agreement; and
ix.
such other documents as Agent may reasonably request.
b.
All Advances. On each Advance Date:
i.
Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.2(b), each duly executed by

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Borrower’s Chief Executive Officer or Chief Financial Officer, and (ii) any other documents Agent may reasonably request.
ii.
The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.
iii.
Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Advance no Event of Default shall have occurred and be continuing.
iv.
with respect to any Tranche 2 Advance, the Borrower shall have paid the Tranche 2 Facility Charge.
v.
with respect to any Tranche 3 Advance, the Borrower shall have paid the Tranche 3 Facility Charge.
vi.
with respect to any Tranche 4 Advance, the Borrower shall have paid the Tranche 4 Facility Charge.
vii.
with respect to any Tranche 5 Advance, the Borrower shall have paid the Tranche 5 Facility Charge.
viii.
Prior to the funding of any Tranche 4 Advance, Borrower shall deliver to Agent a calculation detailing the Net Product Revenue Ratio and demonstrating compliance with the Tranche 4 Draw Conditions in form and substance reasonably acceptable to Agent.
ix.
Each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in paragraphs (b) and (c) of this Section 4.2 and as to the matters set forth in the Advance Request.
c.
No Default. As of the Closing Date and each Advance Date, (i) no fact or condition exists that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.
5.
Post-Close Obligations. Notwithstanding any provision herein or in any other Loan Document to the contrary, to the extent not actually delivered on or prior to the Closing Date, Borrower shall deliver to Agent (or its designated attorney or representative), within two (2) Business Days after the Closing Date, an Account Control Agreement for Borrower’s accounts (other than Excluded Accounts) maintained with Silicon Valley Bank.

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6.
REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower represents and warrants that:

a.
Corporate Status. Borrower is a corporation duly organized, legally existing and in good standing under the laws of its state of incorporation, and is duly qualified as a foreign corporation in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect. Borrower’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are correctly set forth in Exhibit B, as may be updated by Borrower in a written notice (including any Compliance Certificate) provided to Agent after the Closing Date.
b.
Collateral. Borrower owns the Collateral, free of all Liens, except for Permitted Liens. Borrower has the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations.
c.
Consents. Borrower’s execution, delivery and performance of this Agreement and all other Loan Documents, and Borrower’s execution of the Warrant, (i) have been duly authorized by all necessary corporate action of Borrower, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens and the Liens created by this Agreement and the other Loan Documents, (iii) do not violate any provisions of Borrower’s Certificate or Articles of Incorporation (as applicable), bylaws, or any, law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject and (iv) except as described on Schedule 5.3, do not violate any material contract or agreement or require the consent or approval of any other Person which has not already been obtained. The individual or individuals executing the Loan Documents and the Warrant are duly authorized to do so.
d.
Material Adverse Effect. No event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. Borrower is not aware of any event likely to occur that is reasonably expected to result in a Material Adverse Effect.
e.
Actions Before Governmental Authorities. There are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to the knowledge of Borrower, threatened in writing against Borrower or its property, that is reasonably expected to result in a Material Adverse Effect.
f.
Laws. Neither Borrower nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any governmental authority, where such violation or

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default is reasonably expected to result in a Material Adverse Effect. Borrower is not in default in any manner under any provision of any agreement or instrument evidencing (i) material Indebtedness, or any other Material Agreement to which it is a party or by which it is bound or (ii) any other agreement which default is reasonably expected to result in a Material Adverse Effect.

Neither Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Borrower’s nor any of its Subsidiaries’ properties or assets has been used by Borrower or such Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

None of Borrower, any of its Subsidiaries, or any of Borrower’s or its Subsidiaries’ Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. None of Borrower, any of its Subsidiaries, or to the knowledge of Borrower and any of their Affiliates or agents, acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. None of the funds to be provided under this Agreement will be used, directly or indirectly, (a) for any activities in violation of any applicable anti-money laundering, economic sanctions and anti-bribery laws and regulations laws and regulations or (b) for any payment to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

g.
Information Correct and Current. No information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of Borrower to Agent in connection with any Loan Document or included therein or delivered pursuant thereto contained, or, when taken as a whole,

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contains any material misstatement of fact or, when taken together with all other such information or documents, omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business projections provided by Borrower to Agent, whether prior to or after the Closing Date, shall be (i) provided in good faith and based on the most current data and information available to Borrower and subject to normal year-end adjustments, and (ii) the most current of such projections provided to Borrower’s board of directors (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of Borrower, that no assurance is given that any particular projections will be realized, that actual results may differ).
h.
Tax Matters. Except as described on Schedule 5.8, (a) Borrower and its Subsidiaries have filed all federal and state income Tax returns and other material Tax returns that they are required to file, (b) Borrower and its Subsidiaries have duly paid all federal and state income Taxes and other material Taxes or installments thereof that they are required to pay, except Taxes being contested in good faith by appropriate proceedings and for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP, and (c) to the best of Borrower’s knowledge, no proposed or pending Tax assessments, deficiencies, audits or other proceedings with respect to Borrower or any Subsidiary have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
i.
Intellectual Property Claims. Borrower is the sole owner of, or otherwise has the right to use, the Intellectual Property material to Borrower’s business. Except as described on Schedule 5.9 and as may be updated by Borrower in a written notice provided from time to time after the Closing Date, (i) each of the material Copyrights, Trademarks and Patents (other than patent applications) is valid and enforceable, (ii) no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) except as set forth in the most recently delivered Compliance Certificate in accordance with Section 7.1(d), no claim has been made to Borrower in writing that any material part of the Intellectual Property violates the rights of any third party. Exhibit C (and as may be updated by Borrower in a written notice provided from time to time after the Closing Date) is a true, correct and complete list of each of Borrower’s registered Patents and filed Patent applications, registered Trademarks, registered Copyrights, and Material Agreements under which Borrower licenses Intellectual Property from third parties (other than shrink-wrap software licenses, licenses that are commercially available to the public, open source licenses, licenses disclosed in writing to Agent as required under this Agreement and immaterial Intellectual Property licensed to

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Borrower in the ordinary course of business), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary, in each case as of the Closing Date. Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower’s knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder.
j.
Intellectual Property.
(a)
A true, correct and complete list of each pending, registered, issued or in-licensed Intellectual Property that, individually or taken together with any other such Intellectual Property, is material to the business of Borrower and its Subsidiaries, taken as a whole, relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products, and is owned or co-owned by or exclusively or non-exclusively licensed to the Borrower or any of its Subsidiaries (collectively, the “Current Company IP”), including its name/title, current owner or co-owners (including ownership interest), registration, patent or application number, and registration or application date, issued or filed in the United States, is set forth on Schedule 5.10(a). Except as set forth on Schedule 5.10(a), (i) (A) each item of owned Current Company IP is valid, subsisting and (other than with respect to Patent applications) enforceable and no such item of Current Company IP has lapsed, expired, been cancelled or invalidated or become abandoned or unenforceable, and (B) no written notice has been received challenging the inventorship or ownership, or relating to any lapse, expiration, invalidation, abandonment or unenforceability, of any such item of Current Company IP, and (ii) (A) each such item of Current Company IP which is licensed from another Person is valid, subsisting and enforceable and no such item of Current Company IP has lapsed, expired, been cancelled or invalidated, or become abandoned or unenforceable, and (B) no written notice has been received challenging the inventorship or ownership, or relating to any lapse, expiration, invalidation, abandonment or unenforceability, of any such item of Current Company IP. To the knowledge of Borrower, there are no published patents, patent applications, articles or prior art references that would reasonably be expected to materially adversely affect the exploitation of the Borrower Products. Except as set forth on Schedule 5.10(a), (x) each Person who has or has had any rights in or to owned Current Company IP or any trade secrets owned by the Borrower or any of its Subsidiaries, including each inventor named on the Patents within such owned Current Company IP filed by the Borrower or any of its Subsidiaries, and has executed an agreement assigning his, her or its entire right, title and interest in and to such owned Current Company IP and such trade secrets, and the inventions, improvements, ideas, discoveries, writings, works of authorship, information and other intellectual property embodied, described or claimed therein, to the stated owner thereof, and (y) no such Person has any contractual or other obligation that would preclude or conflict with such assignment or the exploitation of the Borrower Products or entitle such Person to ongoing payments.
(b)
(i) The Borrower or any of its Subsidiaries possesses valid title to the Current Company IP for which it is listed as the owner or co-owner, as applicable, on Schedule 5.10(a); and (ii) there are no Liens on any Current Company IP.

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(c)
There are no maintenance, annuity or renewal fees that are currently overdue beyond their allotted grace period for any of the Current Company IP which is owned by or exclusively licensed to the Borrower or any of its Subsidiaries, nor have any applications or registrations therefor lapsed or become abandoned, been cancelled or expired. There are no maintenance, annuity or renewal fees that are currently overdue beyond their allotted grace period for any of the Current Company IP which is non-exclusively licensed to the Borrower or any of its Subsidiaries, nor have any applications or registrations therefor lapsed or become abandoned, been cancelled or expired.
(d)
There are no unpaid fees or royalties under any Material Agreements that have become due, or are expected to become overdue. Each Material Agreement is in full force and effect and is legal, valid, binding, and enforceable in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. Except as set forth on Schedule 5.10(d), neither Borrower nor any of its Subsidiaries, as applicable, is in breach of or default in any manner that could reasonably be expected to materially affect the Borrower Products under any Material Agreement to which it is a party or may otherwise be bound, and no circumstances or grounds exist that would give rise to a claim of breach or right of rescission, termination, non-renewal, revision or amendment of any of the Material Agreements, including the execution, delivery and performance of this Agreement and the other Loan Documents.
(e)
No payments by the Borrower or any of its Subsidiaries are due to any other Person in respect of the Current Company IP, other than pursuant to the Material Agreements and those fees payable to patent offices in connection with the prosecution and maintenance of the Current Company IP, any applicable taxes and associated attorney fees.
(f)
Neither the Borrower nor any of its Subsidiaries has undertaken or omitted to undertake any acts, and no circumstance or grounds exist that would invalidate or reduce, in whole or in part, the enforceability or scope of (i) the Current Company IP in any manner that could reasonably be expected to materially adversely affect the Borrower Products, or (ii) in the case of Current Company IP owned or co-owned or exclusively or non-exclusively licensed by the Borrower or any of its Subsidiaries, except as set forth on Schedule 5.10(f), the Borrower’s or Subsidiary’s entitlement to own or license and exploit such Current Company IP.
(g)
Except as described on Schedule 5.9 or in the most recently delivered Compliance Certificate in accordance with Section 7.1(d), there is no requested, filed pending, decided or settled opposition, interference proceeding, reissue proceeding, reexamination proceeding, inter-partes review proceeding, post-grant review proceeding, cancellation proceeding, injunction, litigation, paragraph IV patent certification or lawsuit under the Hatch-Waxman Act, hearing, investigation, complaint, arbitration, mediation, demand, International Trade Commission investigation, decree, or any other dispute, disagreement, or claim, in each case alleged in writing to Borrower or any of its Subsidiaries (collectively referred to hereinafter as “Specified Disputes”), nor to the knowledge of Borrower, has any such Specified Dispute been threatened in writing, in each case challenging the legality, validity, enforceability or ownership of any Current Company IP, in each case that would have a material adverse effect on the Borrower Products.

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(h)
In each case where an issued Patent within the Current Company IP is owned or co-owned by the Borrower or any of its Subsidiaries by assignment, the assignment has been duly recorded with the U.S. Patent and Trademark Office.
(i)
Except as set forth on Schedule 5.10(i) there are no pending or, to the knowledge of Borrower, threatened claims against Borrower or any of its Subsidiaries alleging (i) that any research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products in the United States infringes or violates (or in the past infringed or violated) the rights of any third parties in or to any Intellectual Property (“Third Party IP”) or constitutes a misappropriation of (or in the past constituted a misappropriation of) any Third Party IP, or (ii) that any Current Company IP is invalid or unenforceable.
(j)
Except as set forth on Schedule 5.10(j), the manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products does not, to the knowledge of Borrower, infringe or violate (or in the past infringed or violated) any issued or registered Third Party IP (including any issued Patent within the Third Party IP) or constitute a misappropriation of (or in the past constituted a misappropriation of) any Third Party IP.
(k)
Except as set forth on Schedule 5.10(k), there are no settlements, covenants not to sue, consents, judgments, orders or similar obligations which: (i) restrict the rights of the Borrower or any of its Subsidiaries to use any Intellectual Property relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products (in order to accommodate any Third Party IP or otherwise), or (ii) permit any third parties to use any Company IP.
(l)
Except as set forth on Schedule 5.10(l), to the knowledge of Borrower (i) there is no, nor has there been any, infringement or violation by any Person of any of the Company IP or the rights therein, and (ii) there is no, nor has there been any, misappropriation by any Person of any of the Company IP or the subject matter thereof.
(m)
The Borrower and each of its Subsidiaries has taken all commercially reasonable measures customary in the biopharmaceutical industry to protect the confidentiality and value of all trade secrets owned by the Borrower or any of its Subsidiaries or used or held for use by the Borrower or any of its Subsidiaries, in each case relating to the research, development, manufacture, production, use, commercialization, marketing, importing, storage, transport, offer for sale, distribution or sale of the Borrower Products.
(n)
Except as set forth on Schedule 5.10(n), at the time of any shipment of Borrower Product in the United States occurring prior to the Closing Date, the units thereof so shipped complied with their relevant specifications and were manufactured in all material respects in accordance with current FDA Good Manufacturing Practices.
(o)
Except as described on Schedule 5.10(o), Borrower has all material rights with respect to Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower. Without limiting the

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generality of the foregoing, and in the case of Licenses, except for restrictions that are unenforceable under Division 9 of the UCC, Borrower has the right, to the extent required to operate Borrower’s business, to freely transfer, license or assign Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party, and Borrower owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other items that are material to Borrower’s business and used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products that are material to Borrower’s business except customary covenants in inbound license agreements and equipment leases where Borrower is the licensee or lessee. Except as has been disclosed in the Perfection Certificate or pursuant to Section 7.1(d), Borrower is not a party to, nor is it bound by, any Restricted License.

No material software or other materials used by Borrower or any of its Subsidiaries (or used in any Borrower Products or any Subsidiaries’ products) are subject to an open-source or similar license (including but not limited to the General Public License, Lesser General Public License, Mozilla Public License, or Affero License) (collectively, “Open Source Licenses”) in a manner that would cause such software or other materials to have to be (i) distributed to third parties at no charge or a minimal charge (royalty-free basis); (ii) licensed to third parties to modify, make derivative works based on, decompile, disassemble, or reverse engineer; or (iii) used in a manner that does could require disclosure or distribution in source code form.

k.
Borrower Products. Except as described on Schedule 5.11 or in the most recently delivered Compliance Certificate in accordance with Section 7.1(d), no material Intellectual Property owned by Borrower or Borrower Product has been or is subject to any actual or, to the knowledge of Borrower, threatened in writing litigation, proceeding (including any proceeding in the United States Patent and Trademark Office or any corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower’s use, transfer or licensing thereof or that could reasonably be expected to affect the validity, use or enforceability thereof. Except as described in the most recently delivered Compliance Certificate in accordance with Section 7.1(d),there is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or proceeding that obligates Borrower to grant licenses or ownership interest in any future Intellectual Property related to the operation or conduct of the business of Borrower or Borrower Products. Except as described in the most recently delivered Compliance Certificate in accordance with Section 7.1(d), Borrower has not received any written notice or claim, or, to the knowledge of Borrower, oral notice or claim, challenging or questioning Borrower’s ownership in any Intellectual Property material to Borrower’s business (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property material to Borrower’s business of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto nor, to Borrower’s knowledge, is there a

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reasonable basis for any such claim. Neither Borrower’s use of its Intellectual Property material to Borrower’s business nor the production and sale of Borrower Products material to Borrower’s business infringes the Intellectual Property or other rights of others.
l.
Financial Accounts. Exhibit D, as may be updated by the Borrower in a written notice provided to Agent after the Closing Date, is a true, correct and complete list of (a) all banks and other financial institutions at which Borrower or any Subsidiary maintains Deposit Accounts and (b) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.
m.
Employee Loans. Except for Permitted Investments, Borrower has no outstanding loans to any employee, officer or director of the Borrower nor has Borrower guaranteed the payment of any loan made to an employee, officer or director of the Borrower by a third party.
n.
Capitalization and Subsidiaries. Borrower’s capitalization as of the Closing Date is set forth on Schedule 5.14 annexed hereto. Borrower does not own any stock, partnership interest or other securities of any Person, except for Permitted Investments. Attached as Schedule 5.14, as may be updated by Borrower in a written notice provided after the Closing Date, is a true, correct and complete list of each Subsidiary.
7.
INSURANCE; INDEMNIFICATION
a.
Coverage. Borrower shall cause to be carried and maintained commercial general liability insurance, on an occurrence form, against risks customarily insured against in Borrower’s line of business. Such risks shall include the risks of bodily injury, including death, property damage, personal injury, advertising injury, and contractual liability per the terms of the indemnification agreement found in Section 6.3. Borrower must maintain a minimum of $2,000,000 of commercial general liability insurance for each occurrence. Borrower has and agrees to maintain a minimum of $2,000,000 of directors’ and officers’ insurance for each occurrence and $5,000,000 in the aggregate. So long as there are any Secured Obligations (other than inchoate indemnity obligations and other obligations which are expressly stated to survive termination of this Agreement) outstanding, Borrower shall also cause to be carried and maintained insurance upon the Collateral, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of the Collateral; provided that such insurance may be subject to standard exceptions and deductibles. If Borrower fails to obtain the insurance called for by this Section 6.1 or fails to pay any premium thereon or fails to pay any other amount which

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Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Agent may obtain such insurance or make such payment, and all amounts so paid by Agent are immediately due and payable, bearing interest at the then highest rate applicable to the Secured Obligations, and secured by the Collateral. Agent will make reasonable efforts to provide Borrower with notice of Agent obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Agent are deemed an agreement to make similar payments in the future or Agent’s waiver of any Event of Default.
b.
Certificates. Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2. Borrower’s insurance certificate shall state Agent (shown as “Hercules Capital, Inc., as Agent”) is an additional insured for commercial general liability, a lenders loss payable for all risk property damage insurance, subject to the insurer’s approval, and a lenders loss payable for property insurance and additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer. Attached to the certificates of insurance will be additional insured endorsements for liability and lender’s loss payable endorsements for all risk property damage insurance. All certificates of insurance will provide for a minimum of thirty (30) days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which ten (10) days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests. Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved. Borrower shall provide Agent with copies of each insurance policy, and upon entering or amending any insurance policy required hereunder, Borrower shall provide Agent with copies of such policies and shall promptly deliver to Agent updated insurance certificates with respect to such policies.
c.
Indemnity. Borrower agrees to indemnify and hold Agent, the Lenders and their officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable, documented, out-of-pocket attorneys’ fees and disbursements and other costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the

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disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent resulting solely from any Indemnified Person’s gross negligence or willful misconduct. This Section 6.3 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. In no event shall any Indemnified Person be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). This Section 6.3 shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, this Agreement.
8.
COVENANTS OF BORROWER

Borrower agrees as follows:

a.
Financial Reports. Borrower shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”):
i.
as soon as practicable (and in any event within thirty (30) days) unless extended by Agent in connection with quarter-end closes) after the end of each month, unaudited interim and year-to-date financial statements as of the end of such month (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, all certified by Borrower’s Chief Executive Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, (ii) that they are subject to normal year-end adjustments, and (iii) they do not contain certain non-cash items that are customarily included in quarterly and annual financial statements;
ii.
as soon as practicable (and in any event within forty-five (45) days) after the end of each calendar quarter, unaudited interim and year-to-date financial statements as of the end of such calendar quarter (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, certified by Borrower’s Chief Executive Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for

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the absence of footnotes, and (ii) that they are subject to normal year-end adjustments;
iii.
as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, unqualified audited financial statements as of the end of such year (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Agent, accompanied by any management report from such accountants;
iv.
as soon as practicable (and in any event within thirty (30) days unless extended by Agent in connection with quarter-end closes) after the end of each month, a Compliance Certificate in the form of Exhibit E;
v.
as soon as practicable (and in any event within thirty (30) days unless extended by Agent in connection with quarter-end closes) after the end of each month, a report showing agings of accounts receivable and accounts payable;
vi.
promptly and in any event within 5 days after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports that Borrower has made generally available to holders of its Common Stock and copies of any regular, periodic and special reports or registration statements that Borrower files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or any national securities exchange;
vii.
[Reserved];
viii.
financial and business projections promptly following their approval by Borrower’s board of directors, and in any event, within sixty (60) days after the end of Borrower’s fiscal year, as well as budgets, operating plans and other financial information reasonably requested by Agent; and
ix.
prompt notice if Borrower or any Subsidiary has knowledge that Borrower, or any Subsidiary or Affiliate of Borrower, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

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Borrower shall not (without the consent of Agent, such consent not to be unreasonably withheld or delayed), make any change in its (a) accounting policies or reporting practices, except as required by GAAP or (b) fiscal years or fiscal quarters, unless Borrower shall have notified Agent in writing within thirty (30) days in advance of such change. The fiscal year of Borrower shall end on December 31.

The executed Compliance Certificate, and all Financial Statements required to be delivered pursuant to clauses (a), (b), (c) and (d) shall be sent via e-mail to financialstatements@htgc.com with a copy to legal@htgc.com and mdutra@htgc.com provided, that if e-mail is not available or sending such Financial Statements via e-mail is not possible, they shall be faxed to Agent at: (650) 473-9194, attention Account Manager: Axsome Therapeutics, Inc.

Notwithstanding the foregoing, documents required to be delivered under Sections 7.1(a), (b), (c) or (f) pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower emails a link thereto to Agent.

b.
Management Rights. Borrower shall permit any representative that Agent or the Lenders authorizes, including its attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of Borrower at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than twice per fiscal year. In addition, any such representative shall have the right to meet with management and officers of Borrower to discuss such books of account and records in connection with such examinations. In addition, Agent or the Lenders shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower. Such consultations shall not unreasonably interfere with Borrower’s business operations. The parties intend that the rights granted Agent and the Lenders shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3- 101(d)(3)(ii), but that any advice, recommendations or participation by Agent or the Lenders with respect to any business issues shall not be deemed to give Agent or the Lenders, nor be deemed an exercise by Agent or the Lenders of, control over Borrower’s management or policies.
c.
Further Assurances. Borrower shall from time to time following Agent’s written request execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, or other documents to perfect, give the highest priority to Agent’s Lien on the Collateral (subject to Permitted Liens) or otherwise evidence Agent’s rights herein. Borrower shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby and

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thereby. In addition, and for such purposes only, Borrower hereby authorizes Agent to execute and deliver on behalf of Borrower and to file such financing statements (including an indication that the financing statement covers “all assets or all personal property” of Borrower in accordance with Section 9-504 of the UCC), collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Agent’s name or in the name of Agent as agent and attorney-in-fact for Borrower. Borrower shall protect and defend Borrower’s title to the Collateral and Agent’s Lien thereon against all Persons claiming any interest adverse to Borrower or Agent other than Permitted Liens.
d.
Indebtedness. Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except for (a) the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion, (b) payment and prepayment of purchase money Indebtedness and capital leases pursuant to its then applicable payment schedule, (c) prepayment by any Subsidiary of (i) inter-company Indebtedness owed by such Subsidiary to any Borrower, or (ii) if such Subsidiary is not a Borrower, intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Borrower or (d) as otherwise permitted hereunder or approved in writing by Agent.

Notwithstanding anything to the contrary in the foregoing, the issuance of, performance of obligations under (including any payments of interest), and conversion, exchange, exercise, repurchase, redemption (including, for the avoidance of doubt, a required repurchase in connection with the redemption of Permitted Convertible Debt upon satisfaction of a condition related to the stock price of the Common Stock), settlement or early termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, Common Stock, following a merger event or other change of the Common Stock, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing, any Permitted Convertible Debt shall not constitute a prepayment of Indebtedness by Borrower for the purposes of this Section 7.4; provided that principal payments in cash (other than cash in lieu of fractional shares) shall only be allowed if the Redemption Conditions are satisfied in respect of such payment and at all times after such payment; provided further that, to the extent both (a) the aggregate amount of cash payable upon conversion or payment of any Permitted Convertible Debt (excluding any required payment of interest with respect to such Permitted Convertible Debt and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the aggregate principal amount thereof and (b) such conversion or payment does not trigger or correspond to an exercise or early unwind or settlement of a corresponding portion of the Permitted Bond Hedge Transactions relating to such Permitted Convertible Debt (including, for the avoidance of doubt, the case where there is no Bond Hedge

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Transaction relating to such Permitted Convertible Debt), the payment of such excess cash shall not be permitted by the preceding sentence.

Notwithstanding the foregoing, Borrower may repurchase, exchange or induce the conversion of Permitted Convertible Debt by delivery of shares of Common Stock and/or a different series of Permitted Convertible Debt and/or by payment of cash (in an amount that does not exceed the proceeds received by Borrower from the substantially concurrent issuance of Common Stock and/or Permitted Convertible Debt plus the net cash proceeds, if any, received by Borrower pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the Permitted Convertible Debt that is so repurchased, exchanged or converted, Borrower shall exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, corresponding to such Permitted Convertible Debt that are so repurchased, exchanged or converted.

e.
Collateral. Borrower shall at all times keep the Collateral and all other property and assets used in Borrower’s business or in which Borrower now or hereafter holds any interest free and clear from any legal process or Liens whatsoever (except for Permitted Liens), and shall give Agent prompt written notice of any legal process affecting the Collateral, such other property and assets, or any Liens thereon, provided however, that the Collateral and such other property and assets may be subject to Permitted Liens . Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Borrower to create, incur, assume or suffer to exist any Lien upon any of its property (including Intellectual Property), whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby) and (c) customary restrictions on the assignment of leases, licenses and other agreements. Borrower shall cause its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary, and Borrower shall cause its Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from any legal process or Liens whatsoever (except for Permitted Liens), and shall give Agent prompt written notice of any legal process affecting such Subsidiary’s assets.
f.
Investments. Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments.

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Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.6 shall not prohibit the conversion by holders of (including any payment upon conversion, whether in cash, Common Stock or a combination thereof), or required payment of any principal or premium on (including, for the avoidance of doubt, in respect of a required repurchase in connection with the redemption of Permitted Convertible Debt upon satisfaction of a condition related to the stock price of the Common Stock) or required payment of any interest with respect to, any Permitted Convertible Debt in each case, in accordance with the terms of the indenture governing such Permitted Convertible Debt; provided that principal payments in cash (other than cash in lieu of fractional shares) shall only be allowed if the Redemption Conditions are satisfied in respect of such payment and at all times after such payment; provided further that, to the extent both (a) the aggregate amount of cash payable upon conversion or payment of any Permitted Convertible Debt (excluding any required payment of interest with respect to such Permitted Convertible Debt and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the aggregate principal amount thereof and (b) such conversion or payment does not trigger or correspond to an exercise or early unwind or settlement of a corresponding portion of the Bond Hedge Transactions relating to such Permitted Convertible Debt (including, for the avoidance of doubt, the case where there is no Bond Hedge Transaction relating to such Permitted Convertible Debt), the payment of such excess cash shall not be permitted by the preceding sentence.

Notwithstanding the foregoing, Borrower may repurchase, exchange or induce the conversion of Permitted Convertible Debt by delivery of Common Stock and/or a different series of Permitted Convertible Debt and/or by payment of cash (in an amount that does not exceed the proceeds received by Borrower from the substantially concurrent issuance of Common Stock and/or Permitted Convertible Debt plus the net cash proceeds, if any, received by Borrower pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the Permitted Convertible Debt that is so repurchased, exchanged or converted, Borrower shall exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, corresponding to such Permitted Convertible Debt that are so repurchased, exchanged or converted.

g.
Distributions. Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other Equity Interest other than pursuant to employee, director or consultant repurchase plans or other similar agreements that are Permitted Investments or the conversion of any of its convertible securities pursuant to the terms of such convertible securities; provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest unless required by the terms of such agreement or plan, or pursuant to a public repurchase of securities in compliance with the requirements of SEC Rule 10b-18, or (b) declare or pay any cash dividend or make any other cash distribution on any class of stock or other Equity

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Interest, except that a Subsidiary may pay dividends or make other distributions to Borrower or any Subsidiary of Borrower, or (c) except for Permitted Investments, lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of $100,000 in the aggregate or (d) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of $100,000 in the aggregate other than cancellation of Indebtedness in connection with the repurchase of Equity Interests permitted under clause (a) above. Notwithstanding the foregoing, Borrower may redeem or repurchase stock and other Equity Interests and may declare and pay dividends and make distributions in any amount, so long as the Redemption Conditions (as applied to such redemption, repurchase, dividend or distribution) are satisfied.

Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.7 shall not prohibit the conversion by holders of (including any payment upon conversion, whether in cash, Common Stock or a combination thereof), or required payment of any principal or premium on (including, for the avoidance of doubt, in respect of a required repurchase in connection with the redemption of Permitted Convertible Debt upon satisfaction of a condition related to the stock price of the Common Stock) or required payment of any interest with respect to, any Permitted Convertible Debt in each case, in accordance with the terms of the indenture governing such Permitted Convertible Debt; provided that principal payments in cash (other than cash in lieu of fractional shares) shall only be allowed if the Redemption Conditions are satisfied in respect of such payment and at all times after such payment; provided further that, to the extent both (a) the aggregate amount of cash payable upon conversion or payment of any Permitted Convertible Debt (excluding any required payment of interest with respect to such Permitted Convertible Debt and excluding any payment of cash in lieu of a fractional share due upon conversion thereof) exceeds the aggregate principal amount thereof and (b) such conversion or payment does not trigger or correspond to an exercise or early unwind or settlement of a corresponding portion of the Bond Hedge Transactions relating to such Permitted Convertible Debt (including, for the avoidance of doubt, the case where there is no Bond Hedge Transaction relating to such Permitted Convertible Debt), the payment of such excess cash shall not be permitted by the preceding sentence.

Notwithstanding the foregoing, Borrower may repurchase, exchange or induce the conversion of Permitted Convertible Debt by delivery of Common Stock and/or a different series of Permitted Convertible Debt and/or by payment of cash (in an amount that does not exceed the proceeds received by Borrower from the substantially concurrent issuance of Common Stock and/or Permitted Convertible Debt plus the net cash proceeds, if any, received by Borrower pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the Permitted Convertible Debt that is so repurchased, exchanged or converted, Borrower shall exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted

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Warrant Transactions, if any, corresponding to such Permitted Convertible Debt that are so repurchased, exchanged or converted.

Notwithstanding anything to the contrary set forth in this Section 7, and for the avoidance of doubt:

1.
Borrower may make any required payment of premium to a counterparty thereunder due in connection with entering into any Permitted Bond Hedge Transaction;
2.
Borrower may make any payment in connection with any Permitted Warrant Transaction by (i) delivery of shares of the Borrower’s Common Stock (together with cash in lieu of fractional shares) upon net share settlement thereof, (ii) set-off, netting and/or payment of an early termination payment or other payment thereunder, in each case, in the Borrower’s Common Stock and (iii) solely to the extent the Borrower does not have the option of satisfying such payment obligations through the delivery of shares of the Borrower’s Common Stock or is otherwise required to satisfy such payment obligations in cash, set-off, netting and/or payment of an early termination payment or other payment thereunder, in each case, in cash (it being understood and agreed that any payment made in cash in connection with Permitted Warrant Transactions by set-off, netting and/or payment of an early termination payment or similar payment thereunder, in each case, after using commercially reasonable efforts to satisfy such obligation (or the portion thereof remaining after giving effect to any netting or set-off against termination or similar payments under an applicable Permitted Bond Hedge Transaction) by delivery of shares of the Borrower’s Common Stock shall be deemed to be a payment obligation required to be satisfied in cash); and
3.
Borrower may acquire shares or other Equity Interests or cash or a combination thereof under the terms of any Permitted Bond Hedge Transaction or Permitted Warrant Transaction.
h.
Transfers. Except for Permitted Transfers, Borrower shall not, and shall not allow any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets.
i.
Mergers and Consolidations. Except for Permitted Acquisitions, Borrower shall not merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than

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mergers or consolidations of (a) a Subsidiary which is not a Borrower into another Subsidiary or into Borrower or (b) a Borrower into another Borrower).
j.
Taxes. Borrower shall, and shall cause each of its Subsidiaries to, pay when due all material Taxes of any nature whatsoever now or hereafter imposed or assessed against Borrower or the Collateral or upon Borrower’s ownership, possession, use, operation or disposition thereof or upon Borrower’s rents, receipts or earnings arising therefrom. Borrower shall, and shall cause each of its Subsidiaries to, accurately file on or before the due date therefor (taking into account proper extensions) all federal and state income Tax returns and other material Tax returns required to be filed. Notwithstanding the foregoing, Borrower and its Subsidiaries may contest, in good faith and by appropriate proceedings diligently conducted, Taxes for which Borrower and its Subsidiaries maintain adequate reserves in accordance with GAAP.
k.
Corporate Changes. Neither Borrower nor any Subsidiary shall change its corporate name, legal form or jurisdiction of formation without twenty (20) days’ prior written notice to Agent. Neither Borrower nor any Subsidiary shall suffer a Change in Control. Neither Borrower nor any Subsidiary shall relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States of America. Neither Borrower nor any Subsidiary shall relocate any item of Collateral (other than (u) sales of Inventory in the ordinary course of business and Permitted Transfers, (v) relocations of Equipment and other property having an aggregate value of up to $250,000 in any fiscal year, (w) relocations of Collateral from a location described on Exhibit B to another location described on Exhibit B, (x) locations of mobile equipment, including phones, tablets and computers with employees and consultants in the ordinary course of business, (y) locations where Collateral may be temporarily located for sales, testing or demonstration purposes in the ordinary course of business, (z) locations where biopharmaceutical compounds and therapeutic materials are located in the ordinary course of business in connection with clinical trials and development arrangements) unless (i) it has provided prompt written notice to Agent, (ii) such relocation is within the continental United States of America and, (iii) if such relocation is to a third party bailee, it has delivered a bailee agreement in form and substance reasonably acceptable to Agent.
l.
Deposit Accounts. Neither Borrower nor any Subsidiary (other than Excluded Subsidiaries) shall maintain any Deposit Accounts, or accounts holding Investment Property, except with respect to which Agent has an Account Control Agreement; provided that no Account Control Agreement shall be required for Excluded Accounts. No Excluded Subsidiary shall maintain any Deposit Accounts, or accounts holding Investment Property

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holding more than Five Hundred Thousand Dollars ($500,000) in the aggregate for all such Accounts of all Excluded Subsidiaries at any time.
m.
Borrower shall notify Agent of each Subsidiary formed or acquired subsequent to the Closing Date and, at within 20 days such formation or acquisition (including, without limitation, pursuant to a division), as applicable, unless otherwise approved in writing by Agent in its sole discretion, shall cause any such Subsidiary (other than Excluded Subsidiaries) to execute and deliver to Agent a Joinder Agreement. If at any time, the Excluded Subsidiary Condition is not satisfied, Borrower shall promptly cause one or more Subsidiaries to execute and deliver to Agent a Joinder Agreement such that, after giving effect to such Joinder Agreement, the Excluded Subsidiary Conditions is satisfied.
n.
Excluded Subsidiaries. Borrower shall not permit the Excluded Subsidiaries to: (a) have outstanding liabilities in excess of $750,000 in the aggregate at any time, or (b) own any Intellectual Property material to the business of Borrower or Borrower and its Subsidiaries, taken as a whole.
o.
Notification of Event of Default. Borrower shall notify Agent immediately of the occurrence of any Event of Default.
p.
Regulatory and Product Notices. The Borrower shall promptly (but in any event within three (3) days) after the receipt or occurrence thereof notify Agent of:
(i)
any written notice received by Borrower or its Subsidiaries alleging potential or actual violations of any Public Health Law by Borrower or its Subsidiaries,
(ii)
any written notice that the FDA (or international equivalent) is limiting, suspending or revoking any Registration (including, but not limited to, by the issuance of a clinical hold),
(iii)
any written notice that Borrower or its Subsidiaries has become subject to any Regulatory Action,
(iv)
the exclusion or debarment from any governmental healthcare program or debarment or disqualification by FDA (or international equivalent) of Borrower or its Subsidiaries or its or their authorized officers,
(v)
any notice that a Borrower or any Subsidiary, or any of their licensees or sublicensees (including licensees or sublicensees under any Material Agreement), is being investigated or is the subject of any allegation of potential or actual violations of any Federal Health Care Program Laws,
(vi)
any written notice that any product of Borrower or its Subsidiaries has been seized, withdrawn, recalled, detained, or subject to a suspension of manufacturing, or the commencement of any proceedings in the United States or any other jurisdiction seeking the

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withdrawal, recall, suspension, import detention, or seizure of any Borrower Product are pending or threatened in writing against Borrower or its Subsidiaries,
(vii)
changing the scope of marketing authorization or the labeling of the products of Borrower and its Subsidiaries under any such Registration, or
(viii)
considering or implementing any other such regulatory action,

except, in each case of (i) through (viii) above, where such action would not reasonably be expected to have, either individually or in the aggregate, Material Regulatory Liabilities.

q.
Use of Proceeds. Borrower agrees that the proceeds of the Loans shall be used solely to refinance existing indebtedness, to pay related fees and expenses in connection with this Agreement and for working capital and general corporate purposes. The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions.
r.
Material Agreement. The Borrower shall not, without the consent of the Agent, materially amend or terminate the Antecip License Agreement. The Borrower shall give prompt written notice to the Agent of entering into a Material Agreement or materially amending or terminating a Material Agreement.
s.
Compliance with Laws.

Borrower shall maintain, and shall cause its Subsidiaries to maintain, compliance in all material respects with all applicable laws, rules or regulations (including any law, rule or regulation with respect to the making or brokering of loans or financial accommodations), and shall, or cause its Subsidiaries to, obtain and maintain all required governmental authorizations, approvals, licenses, franchises, permits or registrations reasonably necessary in connection with the conduct of Borrower’s business except where a failure to do so could not reasonably be expected to have a Material Adverse Effect.

Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries permit any Affiliate controlled by Borrower to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries, permit any Affiliate controlled by Borrower to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti‑Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti‑Terrorism Law.

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Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

None of Borrower, any of its Subsidiaries or any of their respective directors, officers or employees, or to the knowledge of Borrower, any agent for Borrower or its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

t.
Financial Covenants.
i.
Minimum Cash.
1.
If the Initial Minimum Cash Test Date has occurred, Borrower shall thereafter maintain Qualified Cash in an amount greater than or equal to the sum of Fifteen Million Dollars ($15,000,000) plus the Qualified Cash A/P Amount at all times.
2.
If Borrower makes any payment in respect to the last sentence of the first paragraph of Section 7.7 or makes any other cash payment in respect of Permitted Convertible Debt, subject to satisfaction of the Redemption Conditions, Borrower shall, at all times thereafter, maintain Qualified Cash in the amount required by the defined term “Redemption Conditions”.
ii.
Performance Covenant. If the Initial Performance Covenant Test Date has occurred, Borrower shall thereafter satisfy either of (i) Performance Covenant A or Performance Covenant B, tested at all times, or (ii) Performance Covenant C, tested quarterly.
u.
Intellectual Property. Each Borrower shall (i) protect, defend and maintain the validity and enforceability of its Intellectual Property that is material to the conduct of Borrower’s business; (ii) promptly advise Agent in writing of material infringements of its Intellectual Property; and (iii) not allow any Intellectual Property material to Borrowers’ business to be abandoned, forfeited or dedicated to the public without Agent’s written consent. If a Borrower (a) obtains any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (b) applies for any Patent or the registration of any Trademark, then such Borrower shall concurrently with the delivery of the next Compliance Certificate required

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under Section 7.1(d), provide written notice thereof to Agent and shall execute such intellectual property security agreements and other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in such property. If a Borrower decides to register any Copyrights or mask works in the United States Copyright Office, such Borrower shall: (x) provide Agent with at least fifteen (15) days prior written notice of such Borrower’s intent to register such Copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in the Copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the Copyright or mask work application(s) with the United States Copyright Office. Except as set forth in the most recently delivered Compliance Certificate in accordance with Section 7.1(d), provide to Agent (x) copies of all applications that it files for Patents or for the registration of Trademarks, Copyrights or mask works, or (y) evidence that it has acquired any registered Trademarks, in each case, together with evidence of the recording of the intellectual property security agreement required for Agent to perfect and maintain a first priority perfected security interest in such property. Borrower shall, together with the delivery of the next Compliance Certificate referred to in Section 7.01(d), provide written notice to Agent of entering into or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public). Borrower shall use its commercially reasonable efforts take such steps as Agent reasonably requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (1) any Restricted License to be deemed “Collateral” and for Agent to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (2) Agent to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Agent’s rights and remedies under this Agreement and the other Loan Documents.
v.
Transactions with Affiliates. Borrower shall not and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction of any kind with any Affiliate of Borrower or such Subsidiary except for (a) transactions on terms that are not less favorable to Borrower or such Subsidiary, as the case may be, than those that might be obtained in an arm’s length transaction from a Person who is not an Affiliate of Borrower or such Subsidiary, (b) transactions between or among the Borrowers not involving any other Affiliate, (c) any Permitted Investment,

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(d) any Permitted Indebtedness, (e) any Distributions permitted by Section 7.7, (f) any Permitted Transfers, (g) to the extend approved by the Borrower’s board of directors, the payment of reasonable fees to directors of Borrower who are not employees of Borrower or any Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of Borrower or its Subsidiaries in the ordinary course of business, and (h) any contribution to the capital of Borrower or any purchase of Equity Interests of Borrower, in each case solely to the extent such transaction does not cause a Change in Control to occur.
9.
RIGHT TO invest
a.
Borrower shall provide (or in the case of a Subsequent Financing that is a registered offering, the Borrower shall use its commercially reasonable efforts to provide) the Lenders or their permitted assignees or nominees, designated as such in writing to Borrower, the opportunity, in their discretion, to participate in each Subsequent Financing in an amount of up to Five Million Dollars ($5,000,000), in the aggregate for all Lenders and their permitted assignees or nominees, in such Subsequent Financing on substantially the same terms, conditions and pricing afforded to other investors participating in such Subsequent Financing. If the Lenders (or their permitted assignees or nominees) elect to participate in any Subsequent Financing, the Lenders (or their permitted assignees or nominees, as applicable) participating in such Subsequent Financing agree to become a party to the agreements executed by the other investors participating in such Subsequent Financing, including with respect to obligations of confidentiality or as may otherwise be required by the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder. Borrower, or an investment bank or underwriter engaged on Borrower’s behalf, shall provide the Lenders or their permitted assignees or nominees at least three (3) Business Days’ written notice of any planned Subsequent Financing and the opportunity to exercise the right to invest under this Section 8.1 with respect to any such Subsequent Financing. This Section 8.1, and all rights and obligations hereunder, shall terminate upon the earliest to occur of (a) termination of this Agreement or (b) such time that the Lenders or their permitted assignees or nominees have purchased $5,000,000 of Borrower’s Equity Interests in the aggregate in Subsequent Financings.
10.
EVENTS OF DEFAULT

The occurrence of any one or more of the following events shall be an Event of Default:

a.
Payments. Borrower fails to pay any amount due under this Agreement or any of the other Loan Documents (other than the Warrant) on the due date;

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provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of Agent or the Lenders or Borrower’s bank if Borrower had the funds to make the payment when due and makes the payment within three (3) Business Days following Borrower’s knowledge of such failure to pay; or
b.
Covenants. Borrower breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, or any of the other Loan Documents or any other agreement among Borrower, Agent and the Lenders, and (a) with respect to a default under any covenant under this Agreement (other than under Sections 4.4, 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.17, 7.18, 7.19, 7.20. 7.21 and 7.22), any other Loan Document, or any other agreement among Borrower, Agent and the Lenders, such default continues for more than ten (10) days after the earlier of the date on which (i) Agent or the Lenders has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or (b) with respect to a default under any of Sections 4.4, 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.17, 7.18, 7.19, 7.20. 7.21 and 7.22, the occurrence of such default; or
c.
Material Adverse Effect. A circumstance has occurred that could reasonably be expected to have a Material Adverse Effect; provided that, solely for purposes of this Section 9.3, the occurrence of any of the following, in and of itself, shall not constitute a Material Adverse Effect: (a) failure to achieve the AXS-05 Milestone, (b) failure to achieve the AXS-07 Milestone, or (c) adverse results or delays in any nonclinical or clinical trial, (d) the denial, delay or limitation of approval of the FDA with respect to any drug.
d.
Representations. Any representation or warranty made by Borrower in any Loan Document or in the Warrant shall have been false or misleading in any material respect when made or when deemed made; or
e.
Insolvency. Borrower (A) (i) shall make an assignment for the benefit of creditors; or (ii) shall be unable to pay its debts as they become due, or be unable to pay or perform under the Loan Documents, or shall become insolvent; or (iii) shall file a voluntary petition in bankruptcy; or (iv) shall file any petition, answer, or document seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertinent to such circumstances; or (v) shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Borrower or of all or any substantial part (i.e., 33-1/3% or more) of the assets or property of Borrower; or (vi) shall cease its operations of its business as its business has normally been conducted, or terminate substantially all of its employees; or (vii) Borrower or its directors or majority stockholders shall take any action initiating any of the foregoing actions described in clauses (i) through (vi); or (B) either (i) forty-five (45) days shall have expired after the

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commencement of an involuntary action against Borrower seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, without such action being dismissed or all orders or proceedings thereunder affecting the operations or the business of Borrower being stayed; or (ii) a stay of any such order or proceedings shall thereafter be set aside and the action setting it aside shall not be timely appealed; or (iii) Borrower shall file any answer admitting or not contesting the material allegations of a petition filed against Borrower in any such proceedings; or (iv) the court in which such proceedings are pending shall enter a decree or order granting the relief sought in any such proceedings; or (v) forty-five (45) days shall have expired after the appointment, without the consent or acquiescence of Borrower, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower without such appointment being vacated; or
f.
Attachments; Judgments. Any portion of Borrower’s assets is attached or seized, or a levy is filed against any such assets, or a judgment or judgments is/are entered for the payment of money (not covered by independent third party insurance as to which liability has not been rejected by such insurance carrier), individually or in the aggregate, of at least $500,000, or Borrower is enjoined or in any way prevented by court order from conducting any part of its business as its business has normally been conducted and such attachment, seizure, levy, judgment or injunction is not, within fifteen (15) days after the occurrence thereof, satisfied, discharged, paid or stayed (whether through the posting of a bond or otherwise); or
g.
Other Obligations.
i.
The occurrence of any default in the payment of any Indebtedness under any agreement or obligation of Borrower involving Indebtedness in excess of $1,000,000, beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created; or
ii.
There is, under any agreement to which Borrower is a party with a third party or parties, any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of One Million Dollars ($1,000,000); or
iii.
The occurrence of any early payment is required or unwinding or termination occurs with respect to any Permitted Bond Hedge Transaction or Permitted Warrant Transaction, or any condition giving rise to the foregoing is met, in each case, with respect to which Borrower or its Affiliate is the “affected party” or “defaulting party” under the terms of such Permitted Bond Hedge Transaction

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or Permitted Warrant Transaction, if a Material Adverse Effect could reasonably be expected to result from such default, early payment, unwinding or termination; or
iv.
The occurrence of any default under, (i) subject to the Antecip Direct Agreement, the Antecip License Agreement that permits the counterparty thereto to terminate such agreement or (ii) any other Material Agreement that permits the counterparty thereto to terminate such Material Agreement or accelerate payments in excess of $5,000,000 owed thereunder.
h.
Stop Trade. At any time, an SEC stop trade order or NASDAQ market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a public market; provided that Borrower shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another public market within sixty (60) days of such notice.
11.
REMEDIES
a.
General. Upon the occurrence and during the continuation of any one or more Events of Default, Agent may, and at the direction of the Required Lenders shall, accelerate and demand payment of all or any part of the Secured Obligations together with a Prepayment Charge and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.5, all of the Secured Obligations (including, without limitation, the Prepayment Charge and the End of Term Charge) shall automatically be accelerated and made due and payable, in each case without any further notice or act). Borrower hereby irrevocably appoints Agent as its lawful attorney-in-fact to: (a) exercisable following the occurrence and during the continuation of an Event of Default, (i) sign Borrower’s name on any invoice or bill of lading for any account or drafts against account debtors; (ii) demand, collect, sue, and give releases to any account debtor for monies due, settle and adjust disputes and claims about the accounts directly with account debtors, and compromise, prosecute, or defend any action, claim, case, or proceeding about any Collateral (including filing a claim or voting a claim in any bankruptcy case in Agent’s or Borrower’s name, as Agent may elect); (iii) make, settle, and adjust all claims under Borrower’s insurance policies; (iv) pay, contest or settle any Lien, charge, encumbrance, security interest, or other claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (v) transfer the Collateral into the name of Agent or a third party as the UCC permits; and (vi) receive, open and dispose of mail addressed to Borrower; and (b) regardless of whether an Event of Default has occurred, (i) endorse Borrower’s name on any checks, payment instruments, or other forms of payment or security; and (ii)

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notify all account debtors to pay Agent directly. Borrower hereby appoints Agent as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied in full and the Loan Documents (other than the Warrant) have been terminated. Agent’s foregoing appointment as Borrower’s attorney in fact, and all of Agent’s rights and powers, coupled with an interest, are irrevocable until all Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been fully repaid and performed and the Loan Documents (other than the Warrant) have been terminated. Agent may, and at the direction of the Required Lenders shall, exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. All Agent’s rights and remedies shall be cumulative and not exclusive.
b.
Collection; Foreclosure. Upon the occurrence and during the continuance of any Event of Default, Agent may, and at the direction of the Required Lenders shall, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Agent may elect. Any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to Borrower. Agent may require Borrower to assemble the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities:

First, to Agent and the Lenders in an amount sufficient to pay in full Agent’s and the Lenders’ reasonable costs and professionals’ and advisors’ fees and expenses as described in Section 11.12;

Second, to the Lenders in an amount equal to the then unpaid amount of the Secured Obligations (including principal, interest, and the Default Rate interest), in such order and priority as Agent may choose in its sole discretion; and

Finally, after the full and final payment in Cash of all of the Secured Obligations (other than inchoate obligations), to any creditor holding a junior Lien on the

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Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct.

Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC.

c.
No Waiver. Agent shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and Borrower expressly waives all rights, if any, to require Agent to marshal any Collateral.
d.
Cumulative Remedies. The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent.
12.
MISCELLANEOUS
a.
Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
b.
Notice. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States of America mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows:
i.
If to Agent:

HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer and Michael Dutra
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301
email: legal@htgc.com and mdutra@htgc.com
Telephone: 650-289-3060

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ii.
If to the Lenders:

HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer and Michael Dutra
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301
email: legal@htgc.com and mdutra@htgc.com
Telephone: 650-289-3060

iii.
If to Borrower:

22 Cortlandt Street, 16th Floor

New York, NY, 10007

Attention: Nick Pizzie, Chief Financial Officer
email: npizzie@axsome.com

Telephone: +1-646-844-6270

or to such other address as each party may designate for itself by like notice.

c.
Entire Agreement; Amendments.
i.
This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s revised proposal letter dated September 2, 2020 and the Non-Disclosure Agreement).
ii.
Neither this Agreement, any other Loan Document (other than the Warrant which is subject to the amendment provisions therein), nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.3(b). The Required Lenders and Borrower party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Agent and the Borrower party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment,

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supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest (or fee payable hereunder) or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.3(b) without the written consent of such Lender; (C) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release a Borrower from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.18 or Addendum 3 without the written consent of the Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon Borrower, the Lender, the Agent and all future holders of the Loans. Notwithstanding the foregoing, the Warrant may be amended in accordance with its terms, and this Section 11.3(b) shall not apply to such amendments.
d.
No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
e.
No Waiver. The powers conferred upon Agent and the Lenders by this Agreement are solely to protect its rights hereunder and under the other Loan Documents and its interest in the Collateral and shall not impose any duty upon Agent or the Lenders to exercise any such powers. No omission or delay by Agent or the Lenders at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Agent or the Lenders is entitled, nor shall it in any way affect the right of Agent or the Lenders to enforce such provisions thereafter.
f.
Survival. All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and the Lenders and shall survive the execution and delivery of this Agreement. Sections 6.3, 11.15 and 11.18 shall survive the termination of this Agreement.

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g.
Successors and Assigns. The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement or any of the other Loan Documents (other than the Warrant which may be assigned in accordance with its terms) without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect. Agent and the Lenders may assign, transfer, or endorse its rights hereunder and under the other Loan Documents without prior notice to Borrower (provided that any assignment, transfer or endorsement of the Warrant shall be subject to the terms thereof), and all of such rights shall inure to the benefit of Agent’s and the Lenders’ successors and assigns; provided that as long as no Event of Default has occurred and is continuing, neither Agent nor any Lender may assign, transfer or endorse its rights hereunder or under the Loan Documents to any party that is a direct competitor of Borrower or any “vulture fund” “distressed debt fund” or similar entity (in each case, as reasonably determined by Agent in good faith), it being acknowledged that in all cases, any transfer to an Affiliate of any Lender or Agent shall be allowed. Notwithstanding the foregoing, (x) in connection with any assignment by a Lender as a result of a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Agent and the Lenders may assign, transfer or indorse its rights hereunder and under the other Loan Documents to any Person or party (provided that any assignment, transfer or endorsement of the Warrant shall be subject to the terms thereof) and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth herein shall not apply and Agent and the Lenders may assign, transfer or indorse its rights hereunder and under the other Loan Documents to any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction (provided that any assignment, transfer or endorsement of the Warrant shall be subject to the terms thereof); provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such assignee as Agent reasonably shall require. The Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in the United States a register for the recordation of the names and addresses of the Lender(s), and the Term Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agent and the

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Lender(s) shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
h.
Participations. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant's interest in any commitments, loans, its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. Borrower agrees that each participant shall be entitled to the benefits of the provisions in Addendum 1 attached hereto (subject to the requirements and limitations therein, including the requirements under Section 7 of Addendum 1 attached hereto (it being understood that the documentation required under Section 7 of Addendum 1 attached hereto shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.7; provided that such participant shall not be entitled to receive any greater payment under Addendum 1 attached hereto, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation.
i.
Governing Law. This Agreement and the other Loan Documents have been negotiated and delivered to Agent and the Lenders in the State of California, and shall have been accepted by Agent and the Lenders in the State of California. Payment to Agent and the Lenders by Borrower of the Secured Obligations is due in the State of California. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

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j.
Consent to Jurisdiction and Venue. All judicial proceedings (to the extent that the reference requirement of Section 11.11 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents may be brought in any state or federal court located in the State of California. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in Santa Clara County, State of California; (b) waives any objection as to jurisdiction or venue in Santa Clara County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.2, and shall be deemed effective and received as set forth in Section 11.2. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.
k.
Mutual Waiver of Jury Trial / Judicial Reference.
i.
Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF BORROWER, AGENT AND THE LENDERS SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST AGENT, THE LENDERS OR THEIR RESPECTIVE ASSIGNEE OR BY AGENT, THE LENDERS OR THEIR RESPECTIVE ASSIGNEE AGAINST BORROWER. This waiver extends to all such Claims, including Claims that involve Persons other than Agent, Borrower and the Lenders; Claims that arise out of or are in any way connected to the relationship among Borrower, Agent and the Lenders; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document.
ii.
If the waiver of jury trial set forth in Section 11.11(a) is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the

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Presiding Judge of the Santa Clara County, California. Such proceeding shall be conducted in Santa Clara County, California, with California rules of evidence and discovery applicable to such proceeding.
iii.
In the event Claims are to be resolved by judicial reference, either party may seek from a court identified in Section 11.10, any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.
l.
Professional Fees. Borrower promises to pay Agent’s and the Lenders’ reasonable, documented out-of-pocket fees and expenses necessary to finalize the loan documentation, including but not limited to reasonable, documented attorneys’ fees, UCC searches, filing costs, and other miscellaneous expenses. In addition, Borrower promises to pay any and all reasonable, documented out-of-pocket attorneys’ and other professionals’ fees and expenses incurred by Agent after the Closing Date in connection with or related to: (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Agent or the Lenders in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof.
m.
Confidentiality. Agent and the Lenders acknowledge that certain items of Collateral and information provided to Agent and the Lenders by Borrower, including items provided in connection with the Non-Disclosure Agreement, are confidential and proprietary information of Borrower, if and to the extent such information either (x) is marked as confidential by Borrower at the time of disclosure, or (y) should reasonably be understood to be confidential (the “Confidential Information”). Accordingly, Agent and the Lenders agree that any Confidential Information it may obtain in the course of acquiring, administering, or perfecting Agent’s security interest in the Collateral shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Agent and the Lenders may disclose any such information: (a) to its Affiliates and its partners, investors, lenders, directors, officers, employees, agents, advisors, counsel, accountants,

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counsel, representative and other professional advisors if Agent or the Lenders in their sole discretion determines that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and; provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this paragraph or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (b) if such information is generally available to the public through no fault of Agent or any Lender ; (c) if required or appropriate in any report, statement or testimony submitted to any governmental authority having or claiming to have jurisdiction over Agent or the Lenders and any rating agency; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or the Lenders’ counsel; (e) to comply with any legal requirement or law applicable to Agent or the Lenders or demanded by any governmental authority; (f) to the extent reasonably necessary in connection with the exercise of, or preparing to exercise, or the enforcement of, or preparing to enforce, any right or remedy under any Loan Document (including Agent’s sale, lease, or other disposition of Collateral after default), or any action or proceeding relating to any Loan Document; (g) to any participant or assignee of Agent or the Lenders or any prospective participant or assignee, provided, that such participant or assignee or prospective participant or assignee is subject to confidentiality restrictions no less stringent than this Section 11.13 and in any event that reasonably protect against the disclosure of Confidential Information; (h) otherwise to the extent consisting of general portfolio information that does not identify Borrower; or (i) otherwise with the prior consent of Borrower; provided, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its Affiliates or any guarantor under this Agreement or the other Loan Documents. Agent’s and the Lenders’ obligations under this Section 11.13 shall supersede all of their respective obligations under the Non-Disclosure Agreement.
n.
Assignment of Rights. Borrower acknowledges and understands that Agent or the Lenders may, subject to Section 11.7, sell and assign all or part of its interest hereunder and under the Loan Documents (other than the Warrant which is subject to any assignment, transfer or endorsement provisions therein) to any Person or entity (an “Assignee”). After such assignment the term “Agent” or “Lender” as used in the Loan Documents (other than the Warrant which is subject to any assignment, transfer or endorsement provisions therein) shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Agent and the Lenders hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and the Lenders shall retain all rights, powers and remedies hereby given. No such assignment by Agent or the Lenders shall relieve Borrower of any of its obligations

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hereunder. the Lenders agrees that in the event of any transfer by it of the promissory note(s) (if any), it will endorse thereon a notation as to the portion of the principal of the promissory note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.
o.
Revival of Secured Obligations. This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower’s assets, or if any payment or transfer of Collateral is recovered from Agent or the Lenders. The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, the Lenders or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or the Lenders in Cash.
p.
Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.
q.
No Third-Party Beneficiaries. No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, the Lenders and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, the Lenders and the Borrower.
r.
Agency. Agent and each Lender hereby agree to the terms and conditions set forth on Addendum 3 attached hereto. Borrower acknowledges and agrees to the terms and conditions set forth on Addendum 3 attached hereto.

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s.
Publicity. None of the parties hereto nor any of its respective member businesses and Affiliates shall, without the other parties’ prior written consent (which shall not be unreasonably withheld or delayed), publicize or use (a) the other party's name (including a brief description of the relationship among the parties hereto), logo or hyperlink to such other parties’ web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the "Publicity Materials"); (b) the names of officers of such other parties in the Publicity Materials; and (c) such other parties’ name, trademarks, servicemarks in any news or press release concerning such party; provided however, notwithstanding anything to the contrary herein, no such consent shall be required (i) to the extent necessary to comply with the requests of any regulators, legal requirements or laws applicable to such party, pursuant to any listing agreement with any national securities exchange (so long as such party provides prior notice to the other party hereto to the extent reasonably practicable) and (ii) to comply with Section 11.13.
t.
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(SIGNATURES TO FOLLOW)

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IN WITNESS WHEREOF, Borrower, Agent and the Lenders have duly executed and delivered this Loan and Security Agreement as of the day and year first above written.

BORROWER:

Axsome Therapeutics, Inc.

Signature: _______________________

Print Name: _______________________

Title: _______________________

Accepted in Palo Alto, California:

AGENT:

HERCULES CAPITAL, INC.

Signature: _______________________

Print Name: _______________________

Title: _______________________

LENDERS:

HERCULES CAPITAL, INC.

Signature: _______________________

Print Name: _______________________

Title: _______________________

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Table of Addenda, Exhibits and Schedules

Addendum 1: Taxes; Increased Costs

Addendum 2: [Reserved]

Addendum 3: Agent and Lender Terms

Exhibit A: Advance Request

Attachment to Advance Request

Exhibit B: Name, Locations, and Other Information for Borrower

Exhibit C: Borrower’s Patents, Trademarks, Copyrights and Licenses

Exhibit D: Borrower’s Deposit Accounts and Investment Accounts

Exhibit E: Compliance Certificate

Exhibit F: Joinder Agreement

Exhibit G: [Reserved]

Exhibit H: ACH Debit Authorization Agreement

Exhibit I: [Reserved]

Exhibit J-1: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-2: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-3: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit J-4: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Schedule 1.1 Commitments

Schedule 1 Subsidiaries
Schedule 1A Existing Permitted Indebtedness
Schedule 1B Existing Permitted Investments
Schedule 1C Existing Permitted Liens
Schedule 5.3 Consents, Etc.
Schedule 5.8 Tax Matters
Schedule 5.9 Intellectual Property Claims
Schedule 5.10(a) Current Company IP

Schedule 5.10(d) Matters Relating to current Material Agreements

Schedule 5.10(f) Enforceability, Entitlement and Exploitation of Current Company IP

Schedule 5.10(i) Claims of Infringement on Third Party IP By Current Company IP

Schedule 5.10(j) Infringement on Third Party IP By Current Company IP

Schedule 5.10(k) Obligations Relating to Company IP

Schedule 5.10(l) Third Party Infringements of Company IP

Schedule 5.10(n) FDA Good Manufacturing Practices Compliance Matters

Schedule 5.10(o) Intellectual Property

Schedule 5.11 Borrower Products
Schedule 5.14 Capitalization

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ADDENDUM 1 to LOAN AND SECURITY AGREEMENT

TAXES; INCREASED COSTS

1.
Defined Terms. For purposes of this Addendum 1:
a.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
b.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Term Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Loan or Term Commitment or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2 or Section 4 of this Addendum 1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 7 of this Addendum 1 and (iv) any withholding Taxes imposed under FATCA.
c.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among governmental authorities and implementing such Sections of the Code.
d.
“Foreign Lender” means a Lender that is not a U.S. Person.
e.
“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.
f.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
g.
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution,

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delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
h.
“Recipient” means the Agent or any Lender, as applicable.
i.
“Withholding Agent” means the Borrower and the Agent.
2.
Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document (other than the Warrant) shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant governmental authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2 or Section 4 of this Addendum 1) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
3.
Payment of Other Taxes by Borrower. The Borrower shall timely pay to the relevant governmental authority in accordance with applicable law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes.
4.
Indemnification by Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 2 of this Addendum 1 or this Section 4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
5.
Indemnification by the Lenders. Each Lender shall severally indemnify the Agent, within 10 days after demand therefor, for (a) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.8 of the Agreement relating to the maintenance of a Participant Register and (c) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the

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Agent to the Lender from any other source against any amount due to the Agent under this Section 5.
6.
Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a governmental authority pursuant to the provisions of this Addendum 1, the Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such governmental authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.
7.
Status of Lenders.
a.
Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Agent, at the time or times reasonably requested by the Borrower or the Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 7(b)(i), 7(b)(ii) and 7(b)(iv) of this Addendum 1) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
b.
Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,
i.
any Lender that is a U.S. Person shall deliver to the Borrower and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
ii.
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), whichever of the following is applicable:
A.
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of,

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U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
B.
executed copies of IRS Form W-8ECI;
C.
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or
D.
to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;
iii.
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Agent to determine the withholding or deduction required to be made; and
iv.
if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Agent as may be necessary for the Borrower and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
c.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Agent in writing of its legal inability to do so.

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8.
Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to the provisions of this Addendum 1 (including by the payment of additional amounts pursuant to the provisions of this Addendum 1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under the provisions of this Addendum 1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant governmental authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 8 (plus any penalties, interest or other charges imposed by the relevant governmental authority) in the event that such indemnified party is required to repay such refund to such governmental authority. Notwithstanding anything to the contrary in this Section 8, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 8 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 8 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
9.
Increased Costs. If any change in applicable law shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Term Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Recipient (whether of principal, interest or any other amount), then, upon the request of such Recipient, the Borrower will pay to such Recipient such additional amount or amounts as will compensate such Recipient for such additional costs incurred or reduction suffered.
10.
Mitigation. If any Lender requires the Borrower to pay any Indemnified Taxes or additional amounts pursuant to this Addendum, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its branches, offices, or affiliates, if, in the judgment of such Lender, such designation or assignment: (i) would eliminate or reduce amounts payable pursuant to this Addendum in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with such designation or assignment.
11.
Survival. Each party’s obligations under the provisions of this Addendum 1 (including any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of the Loan Documents) shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term

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Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document (other than the Warrant).

US-DOCS\126945775.5

ADDENDUM 2 to LOAN AND SECURITY AGREEMENT

[Reserved.]

US-DOCS\126945775.5

ADDENDUM 3 to LOAN AND SECURITY AGREEMENT

Agent and Lender Terms

(a)
Each Lender hereby irrevocably appoints Hercules Capital, Inc. to act on its behalf as the Agent hereunder and under the other Loan Documents (other than the Warrant) and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.
(b)
Each Lender agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to its respective Term Commitment percentages (based upon the total outstanding Term Commitments) in effect on the date on which indemnification is sought under this Addendum 3, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents (other than the Warrant) or any documents contemplated by or referred to herein or therein (other than the Warrant) or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.
(c)
Agent in Its Individual Capacity. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity.
(d)
Exculpatory Provisions. The Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agent shall not:
(i)
be subject to any fiduciary or other implied duties, regardless of whether any default or any Event of Default has occurred and is continuing;
(ii)
have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Lenders; provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and
(iii)
except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and the Agent shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as the Agent or any of its Affiliates in any capacity.
(e)
The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Lenders or as the Agent shall believe in good faith shall be

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necessary, under the circumstances or (ii) in the absence of its own gross negligence or willful misconduct.
(f)
The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent. Reliance by Agent. Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of this Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement and the other Loan Documents at the request or direction of the Lenders unless Agent shall have been provided by the Lenders with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.

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EXHIBIT A

ADVANCE REQUEST

To: Agent: Date: __________, 2006

Hercules Capital, Inc. (the “Agent”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301
email: legal@htgc.com
Attn:

Axsome Therapeutics, Inc. (“Borrower”) hereby requests from Hercules Capital, Inc. (“Lender”) an Advance in the amount of _____________________ Dollars ($________________) (the “Advance Amount”) on ______________, _____ (the “Advance Date”) pursuant to the Loan and Security Agreement, dated September 25, 2020 among Borrower, Agent and the Lender (the “Agreement”). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

Please:

(a) Issue a check payable to Borrower ________

or

(b) Wire Funds to Borrower’s account ________ [IF FILED PUBLICLY, ACCOUNT INFO REDACTED FOR SECURITY PURPOSES]

Bank: _____________________________
Address: _____________________________
_____________________________
ABA Number: _____________________________
Account Number: _____________________________
Account Name: _____________________________

Contact Person: _____________________________
Phone Number

To Verify Wire Info: _____________________________

Email address: _____________________________

Borrower represents that the conditions precedent to the Advance set forth in the Agreement are satisfied or waived and shall be satisfied upon the making of such Advance, including but not limited to: (i) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii) that the representations and warranties set forth in the Agreement and in the Warrant are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no fact or condition exists that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default under the Loan Documents. Borrower understands and acknowledges that Agent has the right to review the financial information supporting this representation and, based upon such review in its sole but reasonable discretion, the Lender may decline to fund the requested Advance.

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Borrower hereby represents that Borrower’s corporate status and locations have not changed since the date of the Agreement or, if the Attachment 1 to this Advance Request is completed, are as set forth in the Attachment to this Advance Request.

With respect to any Advances requested under Tranche 4, Borrower represents and warrants that the information provided on Attachment 2 to this Advance Request is true and correct in all respects.

Borrower agrees to notify Agent promptly before the funding of the Loan if any of the matters which have been represented above shall not be true and correct on the Advance Date and if Agent has received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date.

Executed as of [ ], 20[ ].

BORROWER: Axsome Therapeutics, Inc.

SIGNATURE:________________________
TITLE:_____________________________
PRINT NAME:______________________

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ATTACHMENT 1 TO ADVANCE REQUEST

Dated: _______________________

Borrower hereby represents and warrants to Agent that Borrower’s current name and organizational status is as follows:

Name: [ ]

Type of organization: [ ]

State of organization: [ ]

Organization file number: [ ]

Borrower hereby represents and warrants to Agent that the street addresses, cities, states and postal codes of its current locations are as follows:

[  ]

Borrower hereby represents and warrants to Agent that the Advance Amount does not exceed the Maximum Term Loan Amount as follows:

a. Advance Amount: $________________

b. Maximum Term Loan Amount: $300,000,000

c. Is clause a. less than or equal to clause b.?

Yes/Compliant _______ No/Non-Compliant _______

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ATTACHMENT 2 TO ADVANCE REQUEST

Dated: _______________________

Borrower hereby represents and warrants to Agent the following:

Net Product Revenue Ratio and Tranche 4 Draw Conditions

Current Net Product Revenue Ratio Calculation	Amounts
(a) The outstanding amount of the Term Loan Advances as of the date hereof	[  ]
(b) T3M Net Product Revenue as of the reporting period noted above	[  ]
Current Net Product Revenue Ratio as defined as the ratio of (a) to (b)	[  ]

Tranche 4 Draw Conditions Requirements	Satisfied?
Borrower’s achievement of the AXS-05 Milestone or the AXS-07 Milestone	Yes__ No__
Net Product Revenue Ratio shall be no greater than 4.00:1.00 (per above and below)	Yes__ No__
No Default or Event of Default shall have occurred and be continuing	Yes__ No__

Tranche 4 Availability Calculation if all the conditions above are “Yes”	Amounts
(c) T3M Net Product Revenue as of the reporting period noted above	[  ]
(d) Maximum allowable Net Product Revenue Ratio	4.00
(e) Maximum allowable amount of outstanding Term Loan Advances as calculated as the product of (c) and (d)	[  ]
(f) The outstanding amount of the Term Loan Advances as of the date hereof	[  ]
(g) Tranche 4 amount available as calculated as (e) minus (f)	[  ]
(h) Tranche 4 minimum drawable amount as calculated as the amount in (g) rounded down to the nearest multiple of $[5,000,000]	[  ]

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EXHIBIT B

NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER

1. Borrower represents and warrants to Agent that Borrower’s current name and organizational status as of the Closing Date is as follows:

Name: [ ]

Type of organization: [ ]

State of organization: [ ]

Organization file number: [ ]

2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following:

Name:
Used during dates of:
Type of Organization:
State of organization:
Organization file Number:
Borrower’s fiscal year ends on _____
Borrower’s federal employer tax identification number is: _______________

3. Borrower represents and warrants to Agent that its chief executive office is located at _______________.

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EXHIBIT C

BORROWER’S PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

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EXHIBIT D

BORROWER’S DEPOSIT ACCOUNTS AND INVESTMENT ACCOUNTS

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EXHIBIT E

COMPLIANCE CERTIFICATE

Hercules Capital, Inc. (as “Agent”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301

Reference is made to that certain Loan and Security Agreement dated September 25, 2020 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Axsome Therapeutics, Inc. (the “Company”) and each of its Subsidiaries (as defined therein) other than Excluded Subsidiaries (as defined therein), as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending _____ of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties. Attached are the required documents supporting the above certification. The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year-end adjustments) and are consistent from one period to the next except as explained below.

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REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	Monthly within 30 days
Interim Financial Statements	Quarterly within 45 days
Audited Financial Statements	FYE within 90 days
Accounts Receivable and Payable Agings	Monthly within 30 days
Intellectual Property	Following registering new Intellectual Property or the acquisition thereof (Section 7.21 of Loan Agreement)
Restricted License	Following entering into or becoming bound by new Restricted Licenses (Section 7.21 of Loan Agreement)

Section 5.9 – Intellectual Property

Has any claim been made to Borrower that any material part of the Intellectual Property violates the rights of any third party? Yes____ No_____

Section 5.11 – Borrower Products

(a) To Borrower’s knowledge, is any material Intellectual Property owned by Borrower or any Borrower Product subject to any actual or, to the knowledge of Borrower, threatened in writing litigation, proceeding (including any proceeding in the United States Patent and Trademark Office or any corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower’s use, transfer or licensing thereof or that could reasonably be expected to affect the validity, use or enforceability thereof)? Yes____ No_____

(b) Has Borrower received any written notice or claim, or, to the knowledge of Borrower, oral notice or claim, challenging or questioning Borrower’s ownership in any Intellectual Property material to Borrower’s business (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property material to Borrower’s business of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto or, to Borrower’s knowledge, is there a reasonable basis for any such claim? Yes____ No_____

ACCOUNTS OF BORROWER AND ITS SUBSIDIARIES AND AFFILIATES

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Borrower’s Subsidiary/Affiliate, as applicable.

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Each new account that has been opened since delivery of the previous Compliance Certificate is designated below with a “*”.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

SUBSIDIARY / AFFILIATE Name/Address
1
2
3
4
5
6
7

Section 7.20 - Financial Covenants

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Financial Covenant	Required	Actual	In Compliance?
Minimum Cash Section 7.20(a)(i) of the Loan Agreement	Greater than or equal to the sum of $15,000,000 plus the Qualified Cash A/P Amount	[  ]	Yes No N/A
Performance Covenant A Section 7.20(b) of the Loan Agreement

(i) Borrower’s Market Capitalization exceeds One Billion Dollars ($1,000,000,000) and (ii) Borrower maintains Qualified Cash in an amount not less than fifty percent (50%) of the sum of the outstanding principal amount of the Term Loan Advances plus the Qualified Cash A/P Amount

		[  ]	Yes No N/A
Performance Covenant B Section 7.20(b) of the Loan Agreement	Borrower maintains Qualified Cash in an amount not less than eighty five percent (85%) of the sum of the outstanding principal amount of the Term Loan Advances plus the Qualified Cash A/P Amount	[  ]	Yes No N/A
Performance Covenant C Section 7.20(b) of the Loan Agreement	Borrower achieves T6M Net Product Revenue of at least 60% of the T6M Net Product Revenue included in the Forecast, determined on a quarterly basis	[  ]	Yes No N/A

Is Borrower complying with at least one Performance Covenant? Yes____ No_____ N/A_____

Section 7.21 – Intellectual Property

Has Borrower filed any application for any Patent or the registration of any Copyright, mask work or Trademark, or acquired any new registered Trademark since the last reported period? Yes____ No_____

If yes: Borrower shall supplement such intellectual property security agreements and or other documents as needed to maintain a first priority perfected security interest in favor of Agent within 90 days of the date hereof.

Very Truly Yours,

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AXSOME THERAPEUTICS, INC.

By: ____________________________

Name: _____________________________

Its: ____________________________

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EXHIBIT F

FORM OF JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”) is made and dated as of [ ], 20[ ], and is entered into by and between__________________., a ___________ corporation (“Subsidiary”), and HERCULES CAPITAL, INC., a Maryland corporation (as “Agent”).

RECITALS

A. Subsidiary’s Affiliate, Axsome Therapeutics, Inc. (“Company”) has entered into that certain Loan and Security Agreement dated September 25, 2020, with the several banks and other financial institutions or entities from time to time party thereto as lender (collectively, the “Lenders”) and the Agent, as such agreement may be amended (the “Loan Agreement”), together with the other agreements executed and delivered in connection therewith;

B. Subsidiary acknowledges and agrees that it will benefit both directly and indirectly from Company’s execution of the Loan Agreement and the other agreements executed and delivered in connection therewith;

AGREEMENT

NOW THEREFORE, Subsidiary and Agent agree as follows:

1.
The recitals set forth above are incorporated into and made part of this Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement.
2.
By signing this Joinder Agreement, Subsidiary shall be bound by the terms and conditions of the Loan Agreement the same as if it were the Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis, provided however, that (a) with respect to (i) Section 5.1 of the Loan Agreement, Subsidiary represents that it is an entity duly organized, legally existing and in good standing under the laws of [ ], (b) neither Agent nor the Lenders shall have any duties, responsibilities or obligations to Subsidiary arising under or related to the Loan Agreement or the other Loan Documents, (c) that if Subsidiary is covered by Company’s insurance, Subsidiary shall not be required to maintain separate insurance or comply with the provisions of Sections 6.1 and 6.2 of the Loan Agreement, and (d) that as long as Company satisfies the requirements of Section 7.1 of the Loan Agreement, Subsidiary shall not have to provide Agent separate Financial Statements. To the extent that Agent or the Lenders has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other Loan Documents, those duties, responsibilities or obligations shall flow only to Company and not to Subsidiary or any other Person or entity. By way of example (and not an exclusive list): (i) Agent’s providing notice to Company in accordance with the Loan Agreement or as otherwise agreed among Company, Agent and the Lenders shall be deemed provided to Subsidiary; (ii) a Lender’s providing an Advance to Company shall be deemed an Advance to Subsidiary; and (iii) Subsidiary shall have no right to request an Advance or make any other demand on the Lenders.

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3.
Subsidiary agrees not to certificate its equity securities without Agent’s prior written consent, which consent may be conditioned on the delivery of such equity securities to Agent in order to perfect Agent’s security interest in such equity securities.
4.
Subsidiary acknowledges that it benefits, both directly and indirectly, from the Loan Agreement, and hereby waives, for itself and on behalf on any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Joinder Agreement on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Joinder Agreement or (b) its obligations under this Joinder Agreement are avoidable as a fraudulent conveyance.
5.
As security for the prompt, complete and indefeasible payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Subsidiary grants to Agent a security interest in all of Subsidiary’s right, title, and interest in and to the Collateral.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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[SIGNATURE PAGE TO JOINDER AGREEMENT]

SUBSIDIARY:

_________________________________.

By:

Name:

Title:

Address:

Telephone: ___________

email: ____________

AGENT:

HERCULES CAPITAL, INC.

By:____________________________________
Name:__________________________________
Title: ___________________________________

Address:
400 Hamilton Ave., Suite 310
Palo Alto, CA 94301
email: legal@htgc.com
Telephone: 650-289-3060

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EXHIBIT G

[Reserved.]

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EXHIBIT H

ACH DEBIT AUTHORIZATION AGREEMENT

Hercules Capital, Inc.
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301

Re: Loan and Security Agreement dated September 25, 2020 (the “Agreement”) by and among Axsome Therapeutics, Inc., a Delaware corporation and each of its Subsidiaries (as defined therein) other than Excluded Subsidiaries (as defined therein) (individually and collectively, “Borrower”), and Hercules Capital, Inc., as agent (“Company”) and the lenders party thereto (collectively, the “Lenders”)

In connection with the above referenced Agreement, the Borrower hereby authorizes the Company to initiate debit entries for (i) the periodic payments due under the Agreement and (ii) reasonable, documented out-of-pocket legal fees and costs incurred by Agent or the Lenders pursuant to Section 11.12 of the Agreement to the Borrower’s account indicated below. The Borrower authorizes the depository institution named below to debit to such account.

[IF FILED PUBLICLY, ACCOUNT INFO REDACTED FOR SECURITY PURPOSES]

Depository Name	Branch
City	State and Zip Code
Transit/ABA Number	Account Number

This authority will remain in full force and effect so long as any amounts are due under the Agreement.

____________________________________________
(Borrower)

By: _________________________________________

Name: _________________________________________

Date: ________________________________________

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EXHIBIT I

[Reserved.]

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EXHIBIT J-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of ________ ___, 20___ (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Axsome Therapeutics, Inc., a Delaware corporation and each of its Subsidiaries (as defined in the Loan Agreement) other than Excluded Subsidiaries (as defined in the Loan Agreement) (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___ [NAME OF LENDER]

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By: ____________________________

Name: ____________________________

Title: ____________________________

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EXHIBIT J-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of ________ ___, 20___ (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Axsome Therapeutics, Inc., a Delaware corporation and each of its Subsidiaries (as defined in the Loan Agreement) other than Excluded Subsidiaries (as defined in the Loan Agreement) (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___ [NAME OF PARTICIPANT]

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By: ____________________________

Name: ____________________________

Title: ____________________________

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EXHIBIT J-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of ________ ___, 20___ (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Axsome Therapeutics, Inc., a Delaware corporation and each of its Subsidiaries (as defined in the Loan Agreement) other than Excluded Subsidiaries (as defined in the Loan Agreement) (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___ [NAME OF PARTICIPANT]

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By: ____________________________

Name: ____________________________

Title: ____________________________

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EXHIBIT J-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of ________ ___, 20___ (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Axsome Therapeutics, Inc., a Delaware corporation and each of its Subsidiaries (as defined in the Loan Agreement) other than Excluded Subsidiaries (as defined in the Loan Agreement) (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”), and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).

Pursuant to the provisions of Addendum 1 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

Date: _____________ ___, 20___ [NAME OF LENDER]

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By: ____________________________

Name: ____________________________

Title: ____________________________

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SCHEDULE 1.1

COMMITMENTS

LENDERS	TRANCHE 1A TERM COMMITMENT	TRANCHE 1B TERM COMMITMENT**	TRANCHE 2A TERM COMMITMENT	TRANCHE 2B TERM COMMITMENT	TRANCHE 3 TERM COMMITMEN T	TRANCHE 4 TERM COMMITMENT	TRANCHE 5 TERM COMMITMENT*	TERM COMMITMENT*
Hercules Capital, Inc.	$0	$0**	$40,000,000	$40,000,000	$16,000,000	$55,000,000	$75,000,000*	$226,000,000*
Hercules Funding IV LLC	$50,000,000	$0**	$0	$0	$0	$0	$0	$50,000,000
Hercules Private Credit Fund I L.P.	$0	$0**	$6,250,000	$6,250,000	$2,500,000	$0	$0	$15,000,000
Hercules Private Global Venture Growth Fund I L.P.	$0	$0**	$3,750,000	$3,750,000	$1,500,000	$0	$0	$9,000,000
TOTAL COMMITM ENTS	$50,000,000	$0**	$50,000,000	$50,000,000	$20,000,000	$55,000,000	$75,000,000*	$300,000,000*

* Funding of Tranche 5 is subject to approval by Lender’s investment committee in its sole discretion.

** Tranche 1B Term Commitment expired; no Tranche 1B Advances made.

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EXHIBIT B

[Exhibit B intentionally omitted. It is not material and would be competitively harmful if publicly disclosed.]

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